SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549

                                      Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

     Pre-Effective Amendment No.                                  [ ]
     Post-Effective Amendment No. 69                              [X]

                                       and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]

      Amendment No. 69

                            INVESTORS RESEARCH FUND, INC.
                 (Exact Name of Registrant as Specified in Charter)

            3757 State Street, Suite 204, Santa Barbara, California 93105
                     (Address of Principal Executive Offices)

Registrant's Telephone Number:    (805) 569-3253

Hugh J. Haferkamp, Esq., 3757 State Street, Suite 204, Santa Barbara, CA  93105
                       (Name and Address of Agent for Service)

Copies To:
Hugh J. Haferkamp
President
Investors Research Fund, Inc.
11800 Baccarat Lane, N.E.
Albuquerque, NM  87111-7600

Approximate Date of Proposed Public Offering:  January 30, 1999

It is proposed that this filing will become effective
     [ ] immediately upon filing pursuant to paragraph (b)
     [X] on March 1, 1999 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1)
     [ ] 75 days after filing pursuant to paragraph (a)(2)
     [ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:       Common Stock


PART A - PROSPECTUS
PART B - STATEMENT OF ADDITIONAL INFORMATION
PART B - FINANCIAL STATEMENTS SUPPLEMENT
PART C - OTHER INFORMATION - EXHIBIT LIST - Page 58

END OF FISCAL YEAR:  September 30, 1998


                                          1














                                   UNITED STATES

                         SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549



                                     FORM N-1A

                             FOR INVESTMENT COMPANIES



                                       PART A

                                     PROSPECTUS


















                           INVESTORS RESEARCH FUND, INC.









                                          2

                             INVESTORS RESEARCH FUND, INC.




                                     PROSPECTUS



                                    MARCH  1, 1999







Like all other mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or completeness of this prospectus. Anyone who tells you otherwise is committing a crime.



                                          3


                                 TABLE OF CONTENTS


               PAGE

                5          OVERVIEW OF THE FUND

                6          INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

                7          DETERMINING IF THIS FUND
                           IS RIGHT FOR YOU

                7          PRINCIPAL RISKS

                8          PAST PERFORMANCE

                9          FEES AND EXPENSES OF THE FUND

                15         WHO IS RESPONSIBLE FOR YOUR
                           INVESTORS RESEARCH FUND ACCOUNT

                15         HOW WE MANAGE THE FUND

                17          ONCE YOU INVEST IN THE FUND

                19          PURCHASING AND REDEEMING SHARES OF
                            INVESTORS RESEARCH FUND

                20         MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                20          PLAN OF DISTRIBUTION

                21          HOW TO OPEN AN ACCOUNT

                25          TAXATION OF INCOME

                26         FINANCIAL HIGHLIGHTS

                              ____________________

                             INVESTORS RESEARCH FUND, INC.

                                          4


                                OVERVIEW OF THE FUND



INVESTORS RESEARCH FUND, INC. IS A DIVERSIFIED MANAGEMENT INVESTMENT COMPANY OF THE OPEN-END TYPE, COMMONLY KNOWN AS A MUTUAL FUND. THE FUND'S PRINCIPAL
INVESTMENT OBJECTIVE IS    GROWTH OF CAPITAL     OVER THE LONG TERM.
IT IS CALLED AN OPEN-END INVESTMENT COMPANY BECAUSE IT CONTINUOUSLY OFFERS
AND SELLS SHARES OF ITS STOCK TO THE PUBLIC AND IT HAS A LEGAL DUTY, UPON DEMAND OF THE SHAREHOLDER, TO TAKE BACK THE SHARES HELD BY THE SHAREHOLDER
AND PAY THE SHAREHOLDER THE NET ASSET VALUE OF THE SHARES.  THIS "OPEN
ENDEDNESS"
CHARACTERIZES A TYPE OF INVESTMENT COMPANY COMMONLY CALLED A MUTUAL FUND, AND THIS PROSPECTUS DESCRIBES INVESTORS RESEARCH FUND, INC. THE FUND'S INVESTMENT ADVISER IS FOX ASSET MANAGEMENT, INC.


                                          5

                               INVESTORS RESEARCH FUND

                    INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

     Investors Research Fund's investment objective is growth of the shareholder's capital over the long term. The Fund seeks to achieve that objective primarily by investing in common stock of mid- and large-capitalization U.S. companies, although occasionally we will invest in American Depository Receipts. We consider mid-capitalization companies to be those with capitalizations of $1.4 billion up to $5 billion. We consider capitalizations above $5 billion to represent large-capitalization companies.

     The portfolio manager of the Fund, Fox Asset Management, Inc., has a policy which authorizes it to invest up to 20% of a portfolio it manages in Level 2 sponsored American Depository Receipts ("ADRs"). That authorizes the Fund to make investments in foreign companies. An ADR is an unguaranteed negotiable security that represents interests in the shares of the foreign company, which shares are on deposit in a United States commercial bank.
They are priced in dollars and pay dividends in dollars, although adjustments are made because of foreign currency exchange rates.

     The policy of Fox is to invest only in ADRs of foreign companies which satisfy U.S. disclosure requirements and reconcile their home market accounting to the generally accepted accounting principles observed by U.S. companies and provide audited financial statements based on such principles on at least an annual basis. The sponsoring banks require that the foreign companies provide direct disclosure to the bank and make monetary deposits of dividends directly to the sponsoring bank.

     Fox     is a value style investment manager which utilizes disciplined
fundamental research to identify low P/E    candidate companies that     meet
specific cash flow and other quantitative requirements.     "Fundamental"
research refers to investigation of factors that we believe determine the proper price of a stock. They include probable growth of the company, the dividend payout history and prospects for the future, impact of commercial interest rates on the company, and the various risks that affect the company. "P/E" or price/earnings ratio refers to the ratio of the market price for each share of stock divided by the earnings of the company per each share of
stock.      We then add a qualitative assessment of each company's management.

     When    qualitatively     evaluating the management        of a company,
we are
trying to assess whether or not    the     top management has a clear vision
of
where the company should be heading --    and of critical importance -
whether
it has the ability, innovative talent, and determination to reach its goals. This process allows identification of appropriate candidates for a well-
diversified, low risk portfolio.    We look     for companies with materially
lower P/E ratios and significantly higher yield from dividends than the market average.

     Cash flow from operations (a primary focus at Fox) defines a company's ability to maintain and increase its current capacity and efficiency, to
invest in its future (acquisitions or    research and development    ), to pay
interest and principal on debt, buy back shares, and, perhaps most
importantly, to increase dividends to investors.    We assess the potential

                                          6

for increasing dividends as an indication of potential appreciation of stock
price, not just as an income production factor.      Companies included in
Fox's
portfolio historically increase cash flow at a solid rate.  Both the amount
of cash flow per share and the    employment     of the cash flow are
critical.  Their current cash flow is also high relative to current price
(a low price to cash flow ratio).

DETERMINING IF THIS FUND IS RIGHT FOR YOU

     YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:

         *  You are seeking long-term growth of capital.

         * You are more comfortable with established, well-known companies.

         *  You are investing for a longer-term horizon.

     YOU SHOULD NOT INVEST IN THIS FUND IF:

         * You are concerned about the short-term price swings that can characterize equity investing.

         * You prefer a speculative approach to equity investing.

     PRINCIPAL RISKS

        If you buy shares of Investors Research Fund, you may lose some or all of the money that you invest. This section describes what we
        think are the    principal risks of investing in the Fund.

          * MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the issuer.

          * COMPANY RISK. The price of a common stock varies with the success and failure of its issuer. As a result, the success of the companies in which the Fund invests largely determines the Fund's performance.

          * FOREIGN RISKS. Fox does occasionally invest in American Depository Receipts, which constitute investments in companies based in foreign countries. Investments in foreign companies invoke special risks, such as currency fluctuations, unsettled economic and political conditions, lower liquidity, and differences in accounting.

         You can find more detailed information about the risks of the Fund's particular investments in the section called "HOW WE MANAGE THE FUND."


                                          7

     PAST PERFORMANCE

      The bar chart and the table below provide an indication of the risks of investing in Investors Research Fund by showing changes in the Fund's performance from year to year over a 10-year period and by showing how the Fund's average annual returns for one, five and ten years compare to those of the S & P 500, a widely recognized unmanaged index of stock performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


INVESTORS RESEARCH FUND
TOTAL RETURN OVER THE LAST 10   CALENDAR YEAR     PERIOD

[bar chart]


TOTAL RETURN BAR CHART

Total Return  1988  1989  1990  1991  1992  1993  1994  1995  1996  1997  1998
              -1.2% 21.7% -1.8% 42.3% -9.9% 6.6%  -3.5% 16.6% 16.3% 21.2% 6.4%

     The chart does not reflect any sales charges. Total return would have been less if it reflected those charges.

     Best Quarter:   7/1/89 - 9/30/89     Increase of 22.9%

     Worst Quarter:  1/1/92 - 3/3/92      Decrease of 11.05%

                                         8


     INVESTORS RESEARCH FUND AVERAGE ANNUAL TOTAL RETURNS AND THOSE OF THE STANDARD & POOR'S 500 STOCK INDEX*

           Past One Year    Past 5 Years    Past 10 Years    Life of Fund**
IRF        2.45%            10.21%            10.25%             11.07%
SP 500***  26.67%           21.51%            16.9%               8.14%****

* In this table, the performance figures for Investors Research Fund do include a deduction for the maximum sales load.
**    The Fund commenced operations on March 3, 1959.
*** The S & P 500 Index does not include any sales loads, expense items or brokerage charges. You cannot invest directly in the S & P 500 Index.
****  Available only from 1/31/62

                             FEES AND EXPENSES OF THE FUND

      This table describes the fees and expenses that you may pay if you buy and hold shares of Investors Research Fund.

      SHAREHOLDER FEES
     (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
(AS A PERCENTAGE OF OFFERING PRICE)                             3.75%

MAXIMUM DEFERRED SALES CHARGE (LOAD) (AS A
PERCENTAGE OF INITIAL INVESTMENT)                               NONE

MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
DIVIDENDS AND OTHER DISTRIBUTIONS (AS A PERCENTAGE
OF THE AMOUNT DISTRIBUTED)                                      NONE

REDEMPTION FEE  (AS A PERCENTAGE OF AMOUNT
REDEEMED)                                                       NONE

EXCHANGE FEE                                                    NOT APPLICABLE

MAXIMUM ACCOUNT FEE                     THIS TYPE OF CHARGE IS NOT APPLICABLE
                                        EXCEPT ON RETIREMENT ACCOUNTS FOR
                                        WHICH UMB BANK IS CUSTODIAN.

                                          9

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)

Management Fees                                  0.50%
Distribution and Service 12b-1 Fees              0.50%
Other Expenses                                   0.85%
Total Annual Fund Operating Expenses             1.85%


* THERE MAY BE A REDEMPTION CHARGE OF 1% IMPOSED ON SHARES REDEEMED WITHIN ONE YEAR OF ORIGINAL PURCHASE IF THE SHAREHOLDER PAID NO LOAD BECAUSE HE WAS A MEMBER OF A QUALIFYING ORGANIZATION.

** ON RETIREMENT ACCOUNTS THERE IS AN ANNUAL MAINTENANCE FEE OF $19 ON ACCOUNTS FOR WHICH UMB BANK IS CUSTODIAN;

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The        example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.
   The example below also assumes     that your investment has a 5% return each
year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

IF YOU REDEEM YOUR SHARES IN...     1 YEAR      3 YEARS      5 YEARS    10 YEARS
                                   $562        $954         $1,370     $2,525

INVESTORS RESEARCH FUND DOES NOT MAKE A REDEMPTION CHARGE IN ANY CASE WHERE A SALES LOAD WAS PAID.

WHAT WE INVEST IN AND WHY

Investors Research Fund's investment objective is growth of capital. In keeping with the Fund's investment philosophy, our portfolio manager selects common stocks that offer the potential for capital growth over the long-term. The Fund invests primarily in common stock of mid- and large-cap U.S. companies, but we may also invest in foreign companies which have American Depository Receipts (ADRs) traded on U.S. markets.

COMMON STOCK

WHAT IT IS.  Common stock represents ownership of a company.

WHY WE BUY THEM. Investors Research Fund buys common stock to take an ownership position in companies with growth potential, and then holds that position long enough to realize the benefits of growth.

The Fund may also invest in ADRs primarily as a way of providing additional opportunities to invest in quality overlooked growth companies. Investment in

                                         10

ADRs can also offer the Fund the potential for economic diversification.

RISKS. Factors that influence the value of a share of common stock are primarily general market and economic conditions, and the financial condition and performance of the issuer.

   * MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the issuer. Also, general changes in investors' perceptions can cause periodic up-and-down movements in the general market, which can cause reactionary movements in the individual stocks without regard to their individual merits.

   * COMPANY RISK. The price of a common stock varies with the success and failures of its issuer. As a result, the success of the companies in which the Fund invests largely determines the Fund's performance.

   * FOREIGN RISKS. Fox does occasionally invest in American Depository Receipts, which constitute investments in companies based in foreign countries. Investments in foreign companies invoke special risks, such as currency fluctuations, unsettled economic and political conditions, lower liquidity, and differences in accounting.

YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE RISKS OF THE FUND'S PARTICULAR INVESTMENTS IN THE SECTION CALLED "HOW WE MANAGE THE FUND."

HOW WE SELECT THEM. The Fund's investment philosophy stresses a back-to-basics fundamental approach: we use extensive research to buy stocks of growing companies at value prices and hold them for the long-term. Fox continuously monitors a universe of about 6,000 companies to select 75 to 100 qualifying companies for purchase consideration. Fox then selects
35 to 45 stock issues representing 15 to 20 industries to serve as the Fund's portfolio. Over the years, Fox Asset Management has developed a list of characteristics that we believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. While very few companies have all of these characteristics, we search for companies that demonstrate several of the characteristics that are listed in the following chart.

                                         11


WHAT WE LOOK FOR IN A COMPANY

_____________________________________________________________________________

1    ESPECIALLY COMPETENT MANAGEMENT PERSONNEL.
_____________________________________________________________________________

2 HIGH OPERATING CASH FLOW PER SHARE. THESE ARE CASH FLOWS THAT ARISE FROM NORMAL OPERATIONS, AS OPPOSED TO CASH ARISING FROM SALES OF ASSETS. CASH FLOW IS NOT THE SAME AS ACCOUNTING NET INCOME, WHICH CAN BE INFLUENCED BY METHODS OF INVENTORY VALUATIONS AND DEPRECIATION TECHNIQUES.
_____________________________________________________________________________

3    CONSISTENT OPERATING CASH FLOW GROWTH.
_____________________________________________________________________________

4    DIVIDEND PAYMENTS MATERIALLY ABOVE THE MARKET AVERAGE FOR THAT TYPE OF
     STOCK.
_____________________________________________________________________________

5    CONSISTENT GROWTH IN THE DIVIDENDS PAID ON THE COMPANY'S STOCK.
_____________________________________________________________________________

6    THE ABILITY OF THE COMPANY TO SUSTAIN ITS DIVIDEND PAYOUT RATE.
_____________________________________________________________________________

7 LOW STOCK PRICE RELATIVE TO EARNINGS PER SHARE. THAT IS THE RATIO OF THE MARKET PRICE FOR EACH SHARE OF STOCK DIVIDED BY THE EARNINGS OF THE COMPANY PER EACH SHARE OF STOCK. THIS IS KNOWN AS THE P/E RATIO-THE PRICE/EARNINGS RATIO.
_____________________________________________________________________________

8 HIGH PER SHARE WORKING CAPITAL. WORKING CAPITAL IS A COMPANY'S INVESTMENT IN SHORT-TERM ASSETS-SUCH AS CASH, MARKETABLE SECURITIES, INVENTORY, AND ACCOUNTS RECEIVABLE. SUCH ASSETS CAN QUICKLY BE CONVERTED TO CASH IF MANAGEMENT DESIRES TO DO SO.
_____________________________________________________________________________

9 A LOW DEBT TO EQUITY RATIO. THIS IS THE RELATIONSHIP OF THE TOTAL DEBT OWED BY THE COMPANY RELATIVE TO THE TOTAL OWNERSHIP INTERESTS OF THE COMPANY. IT INDICATES HOW MUCH OF THE COMPANY'S FINANCING HAS BEEN SUPPLIED BY CREDITORS AND HOW MUCH BY THE COMPANY'S OWNERS.
_____________________________________________________________________________

10   A FAVORABLE STOCK PRICE RELATIVE TO THE VALUE OF THE COMPANY'S ASSETS.
_____________________________________________________________________________


                                         12

SHORT-TERM INVESTMENTS

WHAT THEY ARE. Short-term investments are fixed-income securities (such as U.S. government securities or bonds) that will only be outstanding for one year or less after Investors Research buys them.

HOW WE PICK THEM.  Most of the Fund's short-term investments are        U.S.
Treasury bills. The Fund may also hold cash in interest-bearing bank deposits.

WHY WE BUY THEM. The Fund uses short-term investments to earn interest and maintain flexibility while we evaluate long-term opportunities and administer the needs of the Fund. We also may use short-term investments for temporary defensive purposes; in the event our portfolio manager anticipates a decline
in the stock market, we may reduce our risk by investing    up to 60% of the
Fund's assets     in short-term securities until market conditions improve.
Short-term investments will not appreciate in value as common stocks do when the market advances, making it more difficult for the Fund to achieve its investment objective of growth of capital.

RISKS. Short-term investments do not present a lot of risk; issuers are generally stable, and the time period between the security's purchase and the payoff date is relatively short, offering little chance for conditions affecting those types of investments to seriously deteriorate.

OTHER SECURITIES AND INVESTMENT STRATEGIES

There are other securities which the Fund may invest in, and investment strategies which the Fund may employ, but they are not principal investment strategies. These securities and investment strategies are discussed in the Statement of Additional Information.

ADDITIONAL RISKS FOR THE FUND:
YEAR 2000 AND EURO CONVERSION

Like all financial service providers, the Adviser, Distributor, and third parties providing investment advisory, administrative, transfer agent, custodial and other services utilize systems that may be affected by Year 2000 transition issues (many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated) and/or by Euro Conversion issues (accurate pricing of some of the Company's assets might depend upon accurate valuation of securities denominated in foreign currencies. On January 1, 1999, eleven of the fifteen member states of the European Union converted to a common currency, the "euro").

Difficulties with Year 2000 or Euro Conversion issues could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, our Service Providers have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the Year 2000 and the Euro Conversion and expect that their systems, and those of other parties they deal with, will be adapted in time for these events.
In addition, there can be no assurance that the companies in which the Fund invests will not experience difficulties with Year 2000 or Euro Conversion issues which may negatively affect the market value of those companies.

                                         13

THE FUND'S Y2K COMPLIANCE

The Fund has upgraded its computer systems in Santa Barbara so that they are now compliant with the requirements for meeting the Year 2000 demands. We have been informed by our adviser, our distributor, and our transfer agent and shareholder servicing agent that they, also, are Year 2000 compliant. The Fund's other service providers, such as UMB Bank, have assured us that they will be compliant during early 1999. Under the circumstances, all facilities directly serving the Fund either are now compliant or will be compliant by mid-1999.

HOW WE MANAGE RISK

Risks are inherent in all investments. Investing in a mutual fund, even the most conservative, involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Investors Research Fund has several strategies to minimize the risk assumed when we invest.

STRATEGIES WE USE TO MINIMIZE RISK

______________________________________________________________________________

1 WE PURCHASE HIGH-QUALITY GROWTH COMPANIES. Our focus on high-quality growth companies reduces the likelihood that your investment will be tied up in a failing company. A high-quality growth company is one that has achieved a dominant or growing market share, and is led by first class management.

______________________________________________________________________________

2 WE USE A CONSERVATIVE VALUATION STRATEGY. Once we find companies that meet our business criteria, we determine how much to pay for their shares. We follow a price discipline that tells us how much we can reasonably pay for a stock. While no system can prevent all losses, this conservative approach helps us avoid the calamitous losses that occur in bear markets.

______________________________________________________________________________

3 WE HAVE A LONG-TERM VISION. We get to know the managers of the companies we invest in and understand their goals. We view temporary setbacks as buying opportunities: when other managers sell stocks in response to bad news, we evaluate the issuer's long-term prospects.

______________________________________________________________________________

4    WE DO NOT USE MARKET TIMING.  We do not base our decisions to buy and sell securities on whether we believe the stock market will rise or fall(known as market timing).  However, we can raise the level of cash in the Fund when stock prices get too high and it becomes difficult to purchase quality undervalued growth
     companies.
______________________________________________________________________________

5 WE MAY MAKE TEMPORARY DEFENSIVE INVESTMENTS. From time to time, Investors Research Fund may take temporary defensive positions in response to adverse market, economic or political conditions. An example would be temporary ownership of U.S. Treasury instruments.

                                         14

WHO IS RESPONSIBLE FOR YOUR INVESTORS RESEARCH FUND ACCOUNT

    A number of entities provide services to Investors Research Fund.
    This section shows how the Fund is organized, the entities that perform these services, and how these entities are compensated. Additional information on the organization of the Fund is provided in the Fund's Statement of Additional Information. For information on how to receive that document, see the back cover of this prospectus.

    INVESTMENT ADVISER

    Fox Asset Management, Inc.
    44 Sycamore Avenue
    Little Silver, NJ  07739

    *  Provides investment advice and management for the Fund's portfolio.

    *  Assists in administration and record keeping for the Fund.

    * Annual Adviser Fee (based on average net assets): 0.50%, paid quarterly on month end figures.

HOW WE MANAGE THE FUND

OPERATIONS OF THE INVESTMENT ADVISER

Fox Asset Management, Inc. is a New Jersey corporation incorporated in Its founder and incorporator was J. Peter Skirkanich. Fox is an investment adviser registered as such with the Securities and Exchange Commission under the Investment Advisers Act of 1940. Mr. Skirkanich is the principal shareholder. He also is President of Fox and a managing director of the company. The senior Portfolio Managers and key personnel also are shareholders in Fox.

Fox has been the investment adviser of the Fund since June 22, 1998 and received $34,505 for services to September 30, 1998. For the period from October 1, 1997 to June 22, 1998, Lakeview Securities Corporation, 333 West Wacker Drive, Chicago, Illinois, was investment adviser to the Fund and received $113,452 for those services.

In the past, Fox has provided investment management to institutional clients and large private investors. They have now expanded their services to include Investors Research Fund, which is the first equity mutual fund Fox has managed.

Management of the Fund's portfolio is accomplished by Fox's Investment Committee chaired by Mr. Skirkanich. Other members of the Investment Committee are James P. O'Mealia, George C. Pierides, John R. Sampson and Caroline R. Benjamin. Mr. Pierides has been with Fox since 1995. The others (except Mr. Skirkanich) joined the company in 1998 following a reorganization designed to eliminate marketing responsibilities for members of the Investment Committee. All of the persons on the Investment Committee have had at least 10 years of experience in managing investment portfolios; some have had more than 18 years of such experience. That experience has been with such well-known companies as Smith Barney Asset Management, Republic National Bank, New York Life Insurance, Dreman Value Management, Atalanta-Sosnoff Capital, and others.

                                         15

TRANSFER AGENT AND SHAREHOLDER RECORDS AND DIVIDEND
DISBURSING AGENT

ND Resources, Inc.
P.O. Box 759
(1 North Main)
Minot, ND  58702-0759

*   Maintains records of the shareholders.

*   Issues and cancels certificates for Fund shares.

*   Supervises dividend payments.

DISTRIBUTOR AND PRINCIPAL UNDERWRITER

ND Capital, Inc.
1 North Main
Minot, ND  58703-3189

*   Oversees purchases of shares and promotional activities for the Fund.

*   Serves as distributor for the Fund.

CUSTODIAN

UMB Bank
(United Missouri Bank)
928 Grand Avenue
Kansas City, MO  64141

*   Holds the assets of the Fund, including corporate shares owned by the Fund.

* Serves as custodian of the shares of the Fund owned by participants in the Fund's retirement plan programs.

BOARD OF DIRECTORS

The Fund's Board of Directors has general supervisory responsibilities of the Fund and supervises the duties of the various service providers of the Fund.

                                         16

ONCE YOU INVEST IN THE FUND

This section describes: how your investment is valued, how you earn money on your investment, and how the government may tax these earnings.

HOW YOUR SHARES ARE VALUED

Investors are entitled to buy and sell shares on any business day. The share price of your investment will change from time to time because it will depend on the total value of the Fund's investments.

Each business day, we determine the value of Fund shares by adding up the total value of investments plus other assets (such as cash), subtracting liabilities, and dividing the result by the total number of shares outstanding. This share figure is known as the net asset value (NAV).

Net asset value for the Fund is determined each day the Fund is open for business. A business day is defined as any day the New York Stock Exchange
is open for trading.  We calculate net asset value    daily at 4:15 P.M.
Eastern
Time. However, we do not price the Fund's assets on national holidays when the New York Stock Exchange is closed.

The net asset value of your shares is published daily in the business section of most major newspapers.

HOW SECURITIES IN THE PORTFOLIO ARE VALUED

We use current market valuations to value the securities in Investors Research
Fund:

* Securities that trade on an organized exchange are valued at the last published sales price on the exchange. If no sales are recorded, the securities are valued at the average of the closing bid and asked prices on the exchange.

* Over-the-counter securities are valued at the average of closing bid and asked prices.

* Debt securities maturing in 60 days or less are usually valued at amortized (gradually reduced) cost.

* Longer-term debt securities may be valued by an independent pricing service.

* Securities with unavailable market quotations and other assets are valued at "fair value"-which is determined or directed by the Board of Directors.

If any of the Fund's securities are traded in markets that close at different times, events affecting portfolio values that occur between the time that their prices are determined at market close and the time the Fund's shares are priced will generally not be reflected in the Fund's share price.

HOW WE PAY OUT INCOME

There are two ways you can receive payments from Investors Research Fund:

* DIVIDENDS. Distributions to shareholders of net investment income and short-term capital gains on investments.

*  CAPITAL GAINS.  Profits received by the Fund from the sale of securities
   held    for the long-term period, which are then distributed to
   shareholders.

                                         17

Investors Research Fund usually pays dividends once a year. Dividends are declared and distributed in December and capital gains, if any, are also distributed in December. Unless you choose otherwise, the Fund automatically reinvests your dividends and capital gains in additional Fund shares.

You can request to have your dividends and capital gains paid to you by check, deposited directly into your bank account, paid to a third party, or sent to an address other than your address of record.

You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Application Form (or on a Form W-9) that your Taxpayer Identification Number (TIN) is correct and you are not subject to backup withholding (which means that you are paying back taxes for failing to report all interest and dividends).

If you fail to report a correct Taxpayer I.D. Number, under-reported dividend or interest income, or are already subject to backup withholding, the Fund is required by law to withhold a portion of any distributions you may receive and send it to the U.S. Treasury.

HOW YOUR DIVIDENDS AND CAPITAL GAINS ARE TAXED

* If Investors Research Fund pays dividends, they are taxable to shareholders as ordinary income. Dividends include both net investment income and short-term capital gains.

* If Investors Research Fund pays net capital gains, they generally will be taxed as a long-term capital-gain distribution.

These payments may be taxed at different rates, depending on the length of time the Fund holds its assets. More information is provided in the instructions that come with your tax return.

Investment earnings (dividends and capital gains) are taxable in the year in which they were declared, not paid--whether they are received in cash or reinvested in shares.

Also, keep in mind that when you sell or exchange shares of the Fund, it may result in a taxable gain or loss unless you are in a tax deferred retirement plan.

We recommend that you consult with a tax adviser about any dividends and capital gains you may receive from Investors Research Fund.

HOW TO PUT YOUR DIVIDENDS AND CAPITAL GAINS TO WORK

You can have all dividends and capital gains automatically invested in Investors Research Fund. Shares are purchased at the Fund's net asset value on the dividend payment date. You can withdraw from the program with 60 days notice.

                                         18

PURCHASING AND REDEEMING SHARES OF INVESTORS RESEARCH FUND

SALES CHARGES

AMOUNT OF PURCHASE      SALES CHARGE (PERCENTAGE         OF SALES CHARGE
                        OFFERING PRICE)                  (PERCENTAGE OF NET
                                                         AMOUNT INVESTED)
UNDER $25,000                       3.75%                      3.90%
$25,000 TO LESS THAN $50,000        3.00%                      3.09%
$50,000 TO LESS THAN $100,000       2.50%                      2.56%
$100,000 TO LESS THAN $250,000      2.00%                      2.04%
$250,000 TO LESS THAN $500,000      1.50%                      1.52%
$500,000 TO LESS THAN $1,000,000    1.00%                      1.01%
$1,000,000 OR MORE                  0.00%                      0.00%


*You pay no front-end charge on purchases of $1 million or more, but if you sell those shares within the first year, you may pay a redemption charge of 1.0%.


As the chart above shows, the sales charge gets smaller as your purchase amount increases. There are several ways you may combine purchases to qualify for a lower sales charge.


YOU CAN COMBINE PURCHASES OF SHARES

* WITH OTHER FAMILY MEMBERS. If shares are purchased by yourself, your spouse and any children under the age of 21, all the shares purchased at one time may be counted as a single purchase for purposes of the sales charges. You must identify the accounts that you would like linked in order to take advantage of this privilege. Please contact ND Resources to initiate this privilege.

* WITH CERTAIN GROUPS. If you buy shares through a qualifying group organized for a purpose other than to buy mutual fund shares, the purchases may be treated as a single purchase.

* THROUGH EMPLOYEE BENEFIT PLANS. If you buy shares through trusteed or fiduciary accounts and Individual Retirement Accounts (IRAs) of a single employer, the purchases may be treated as a single purchase.

*  UNDER A STATEMENT OF INTENTION.  If you enter a Statement of Intention and agree to buy shares of $25,000 or more over a 13-month period, all of the shares you buy during that period will be counted as a single purchase. Before entering a Statement of Intention, please read the terms and conditions in the Statement of Additional Information. Under a Statement of Intention, you agree to permit our service provider, ND Resources, Inc.,
   to    hold Fund shares on a restricted basis to guarantee payment of any sales charges that may be due if you ultimately invest less than you agreed to invest over the covered 13-month period.

                                         19

FRONT-END SALES CHARGE WAIVERS
We will not make a sales charge on purchases of shares for:

* Shareholders making purchases with dividends or capital gains that are automatically reinvested.

* Purchases by directors, officers and employees of Investors Research Fund, its investment adviser or its affiliates, its shareholder services provider and principal underwriter or their affiliates, and their immediate families.

* Wrap accounts offered by securities firms, fee-based investment advisers or financial planners. Wrap accounts are investment programs offered by persons who place a client's funds with one or more investment advisers and charge a fee for their services.

* Persons who are affiliated with clients of Fox Asset Management, Inc. and persons sponsored to the Fund by Fox. This privilege will also apply to immediate family members of persons meeting the above stated employee status requirements and to any trust, pension, profit sharing or other benefit plan for such persons.

PLAN OF DISTRIBUTION UNDER RULE 12B-1:

On March 30, 1993, the Fund adopted a plan of distribution (which includes payments for services to shareholders by broker-dealers and for marketing services) pursuant to the SEC's Rule 12b-1. The plan became effective April 1, 1993. During Fiscal 1998, the Fund expended $55,557 pursuant to this plan. The plan authorizes the Fund to make certain payments to broker-dealers who have engaged in the marketing and distribution of the Fund's shares and who are available to provide services to the Fund's shareholders. The payments are made quarterly and are based on the value of shares held by Fund shareholders for whom the registered representative is broker of record. Until May 13, 1997, all of the payments represented compensation to underwriters, dealers and sales personnel for services to shareholders of the Fund. No director or other interested person of the Fund has any direct or indirect financial interest in the operation of the plan or its related agreements.

On May 13, 1997, the Board of Directors amended the plan to re-allocate any portion of the original plan's 25 basis points not required for payments to broker-dealers to expenditures for distribution. Also, on August 12, 1997, the Fund's shareholders approved an amendment to the plan increasing the maximum expenditure under the plan to 50 basis points (minus the amounts required for service payments pursuant to the original plan). Any expenditures for distribution have to be approved in advance by the Fund's directors. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment.

In fiscal 1998, the Fund paid service fees of $54,557 to various qualifying brokers under the 12b-1 Plan. An additional $1,000 was paid for advertising. The Fund does not pay for printing and mailing of prospectuses to persons other than current shareholders.

The fund believes that the existence of the Plan has enhanced the service level to Fund shareholders. There are no unreimbursed expenses carried over to future years.

HOW TO OPEN AN ACCOUNT

You can open an account if you invest at least:

*  $500 for a non-retirement plan account.

*  $250 for a retirement plan account.

EXCEPTIONS: (1) THE $500 MINIMUM DOES NOT APPLY TO CUSTODIAL ACCOUNTS ESTABLISHED FOR THE BENEFIT OF MINORS, AND (2) THE $500 MINIMUM DOES NOT APPLY TO ACCOUNTS ESTABLISHED UNDER A PERIODIC INVESTMENT ACCUMULATION PLAN WHEN THE INVESTOR AGREES TO INVEST AT LEAST $500 UNDER THE PLAN.

                                         20

THREE WAYS YOU CAN OPEN AN ACCOUNT
______________________________________________________________________________

1    BY MAIL.  Fill out the Application Form included in this prospectus and mail it to our service provider, ND Resources, Inc.  Both you and your dealer must sign the form if you employ a dealer.  Include a check made payable to Investors Research Fund, Inc., or in  the case of a retirement account, the custodian or trustee. All purchases by check should be in U.S. dollars, and Investors Research Fund will not accept third-party checks.
______________________________________________________________________________

2    BY DEALER.  You may have your dealer order and pay for the shares.
     In this case, you must pay your dealer directly.  Your dealer will then order the shares from our distributor, ND Capital, Inc.  Please note that your dealer  may charge a service fee or commission for buying these shares.
______________________________________________________________________________

3    BY WIRE.  You may wire federal funds directly to our shareholder service provider, ND Resources, Inc. Before you wire an initial investment, you must call ND Resources, Inc., our transfer agent, to inform them that you will be buying.  After the initial wire purchase is made, you will need to fill out a Plan Adoption
     Agreement or Application Form and return it to ND Resources, Inc.
     to ensure that the purchase is credited properly, follow these wire instructions:
______________________________________________________________________________

    ATTN:  MUTUAL FUND SERVICES
    ND RESOURCES, INC.
    1 NORTH MAIN
    MINOT, ND  58703

    INVESTORS RESEARCH FUND, INC.

    SHAREHOLDER NAME: ________________________________________

    FEDERAL ROUTING NUMBER: __________________________________

    SHAREHOLDER ACCOUNT NUMBER: ______________________________

    DDA NUMBER: ______________________________________________

Generally, the Fund does not issue share certificates for purchases. You can receive certificates if you are a shareholder who is not participating in the Automatic Withdrawals Plan. If you are eligible and wish to receive certificates, you must make the request at the time of purchase.

                                         21

RETIREMENT PLAN ACCOUNTS

You can invest in Investors Research Fund using any of these types of retirement plan accounts:

*  Deductible IRAs

*  Non-deductible IRAs

*  Roth IRAs

*  Educational IRAs

*  Simple IRAs

*  Profit-Sharing Plans

*  Money-Purchase Plans

*  Simplified Employee Pension Plans

*  403(b) Plans

UMB Bank acts as custodian for the retirement plans and the participant is charged a maintenance fee of $19 each year (per account number). These fees are automatically deducted from each account, unless you elect to pay the fee directly. To open a retirement plan account, you must fill out a special application form. You can request this form by calling ND Resources, Inc.

HOW TO BUY AND SELL (REDEEM) SHARES

Once you have opened an account with Investors Research Fund, you can add to your initial purchase. This section provides an overview of the types of transactions you can perform as a shareholder of Investors Research Fund. This includes how to initiate these transactions, and the charges that you may incur (if any) when buying or selling shares.

THREE WAYS TO BUY AND SELL SHARES

______________________________________________________________________________
1 BY TELEPHONE. Call 1-800-292-6775. You can speak directly with an Investors Research Fund representative during our business hours or use our telephone answering system any time, day or night.
______________________________________________________________________________
2   BY MAIL.  Send the request to our service provider, ND Resources, Inc.

    Regular Mail                        Overnight Mail

    ND Resources, Inc.                  ND Resources, Inc.
    P.O. Box 759                        1 North Main
    Minot, ND  58702-0759               Minot, ND  58703-3189
                                        Tel. (800) 292-6775
______________________________________________________________________________
3 BY DEALER. Contact a dealer, who will then make the transaction through ND Resources, Inc., our Shareholder Services Provider. Please note that your dealer may charge a service fee or commission for each transaction.

    Normally, the Fund does not issue share certificates for purchases.
    Each time you add to or withdraw from your account, you will receive a statement showing the details of the transaction-along with any other transactions you made during the current year.
______________________________________________________________________________

                                         22

WHEN YOUR TRANSACTIONS ARE PROCESSED.

The per-share price for purchases or sales made through our Shareholder Services Provider, ND Resources, Inc., will be determined on the same day at
the asset value calculated that day    plus any applicable sales charge     if
the
order is received before 4 p.m. Eastern Time. If ND Resources, Inc. requires additional documents to complete the purchase or sale, the transaction price will be determined at the close of business on the day all required documents are received.

For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must:

*  Receive your order before 4 p.m. Eastern Time.
*  Promptly transmit the order to ND Resources, Inc.

BUYING MORE SHARES

You can buy more shares at any time by mail through a dealer. There is no minimum purchase amount after an account has been opened.

When you purchase shares by mail, make a check payable to Investors Research
Fund, Inc. for the amount of purchase     (including sales charge, if ap-
plicable)      and send the check to our service provider, ND Resources, Inc.
If you have the purchase form from your most recent statement, include it with the check stating the name of the Fund and the shares you wish to buy. If you know your account number, include it on the check.

When you buy shares through a dealer, you may be charged a service fee or commission for performing the transaction.

MAKING AUTOMATIC INVESTMENTS

The Automated Clearing House system is used by most banks for electronic transfers of money into and out of your bank account--and is regulated by the Federal Reserve.

An easy way to increase your investments in Investors Research Fund is to sign up for the Automatic Investment Plan. Under this plan, you arrange for a set amount of money to be taken from your bank account and invested in Fund shares. The minimum amount you can invest each month is $25. The account minimums of $500 for non-retirement accounts and $250 for retirement accounts will be waived if you meet the minimum requirement within a year.

Purchases can be processed electronically on any day of the month if the institution that services your bank account is a member of the Automated Clearing House system. After each automatic investment, you will receive a transaction confirmation, and the debit should show on your next bank statement. To sign up for the Automatic Investment Plan, fill out the appropriate section of the Application Form. You can stop automatic investments at any time by calling ND Resources.

SELLING SHARES

You may sell back all or part of your shares to Investors Research Fund (known as a redemption) at any time, at net asset value minus any sales charges that may be due. You can sell the shares by telephone facsimile, by mail, or through a dealer.

When you sell shares by mail, indicate the number of shares or dollar amount you wish to redeem and send the request to our service provider, ND Resources, Inc. If more than one person owns the shares you wish to sell, all owners must sign a request.

When you sell shares through a dealer, you may be charged a service fee or commission for performing the transaction.

                                         23

Redemption proceeds are usually paid to you in cash within seven (7) days after ND Resources receives your proper sale request. If any of the shares
redeemed were    recently purchased,     payment to you will be delayed until
your
purchase check has cleared,    which may take up to 15 days from the date of
purchase.

WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES

* You will always receive cash for sales that total less than $250,000 or 1% of the Fund's net asset value during any 90-day period. Any sales above the cash limit may be paid in securities and would mean you would have to pay brokerage fees.

* Ordinarily, you only need a signature guarantee on a share certificate, stock power, or redemption request for sales of more than $50,000. However, if you have made any changes to the Application Form since your
   account was opened, or if your    address of record has changed in the
   last 30 days, you may need a signature for all sales.

* If a certificate was issued for the shares you wish to sell, the certificate must be signed by the owner(s) and sent to ND Resources along with the redemption request.

* A sale (redemption) may produce a gain or loss. Gains may be subject to tax.

SIGNATURE GUARANTEE. A written confirmation from an eligible guarantor institution, such as a securities broker-dealer or a commercial bank, that the signature(s) on the account is(are) valid. Unfortunately, no other form of signature verification can be accepted. Shareholders' signatures may be guaranteed by municipal and government securities dealers and brokers, national and registered securities exchanges and associations, savings associations, and most credit unions as well as banks, trust companies and securities brokers. The Fund's transfer agent determines the acceptability of specific guarantor institutions and the form of signature guarantee presented.

STOCK POWER. A letter signed by the owner of the shares giving ND Resources, Inc. permission to transfer ownership of the shares to another person or group.

SPECIAL SALE SITUATIONS

* The Securities and Exchange Commission can suspend payment of redemptions under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.

* Investors Research Fund may make sales payments in securities if the Fund's Board of Directors decides that making cash payments would harm the Fund.

   SPECIAL NOTE: When you make a sale or withdrawal, a redemption charge may be imposed if:

* You buy $1 million or more of shares qualifying for waiver of the load and sell them within one year of purchase or you had the load waived because you are a member of a qualifying organization.

IF YOU DECIDE TO BUY BACK SHARES YOU SOLD

If you decide to buy back some or all of the shares you sold in this Fund within nine (9) months of sale and notify us in writing, you can take advantage of the SUBSEQUENT REPURCHASE PRIVILEGE. With this privilege, which you can use only once, you will not be charged a sales charge on the repurchase, and any deferred sales charge you paid on the original sale will be returned to your account. You must send a letter exercising this privilege to our service provider, ND Resources, Inc., along with a payment for the repurchased shares.

                                         24

TAXATION OF INCOME TO SHAREHOLDERS

The Fund intends to make distributions that may be taxed to shareholders as ordinary income or capital gains. Capital gains may be taxable at different rates, depending on the length of time the Fund holds its assets. The Fund expects that its distributions will, in the future, consist primarily of capital gains.

Ordinary Investment Income. The fund has complied with Sub-Chapter M of the Internal Revenue Code in every year and intends to comply with provisions of the Federal Internal Revenue Code, and to distribute annually on or about the last business day of December substantially all of its net ordinary investment income, if any. This policy will relieve the Fund of income tax liability on such income under said Code;. The Fund also intends to meet the distribution requirements imposed by the Code to avoid the imposition of excise tax. The distribution will be made in additional shares of the Fund unless the shareholder has notified the transfer agent that he prefers to receive cash.

Capital Gains. If net gains are realized from the sale of assets during any year, the policy of the Directors is to distribute them. If a distribution is made, it will be made in additional shares of the Fund unless the shareholder has notified the transfer agent that he prefers cash, and will be made but once annually on or about the last business day of December. If these gains are not distributed, the Fund will pay the Federal Income Tax assessed thereon, if any, and advise each shareholder of the amount of the tax credit to which he will then be personally entitled.

Net gain on sale of portfolio securities when realized and distributed, whether paid in cash or additional shares, is taxable. If the net asset value of shares were reduced below a shareholder's cost by distribution of gain realized on sale of securities, such distribution would be a return of investment though taxable as stated above.

To the extent that a regulated investment company distributes the excess of its net gain over its net loss, such gain is not taxable to the company, but is taxable to the shareholder, irrespective of how long the shareholder may
have held his shares.    See also "How Your Dividends and Capital Gains Are
Taxed" on page 18.

IF YOUR ACCOUNT FALLS BELOW $500

If your account balance falls below $500    as a result of redemptions,     we
may
sell your remaining shares in Investors Research Fund at net asset value.
We will first notify you by mail, giving you at least 60 days notice that an INVOLUNTARY REDEMPTION may take place. If you can increase your account balance to above $500 during the notice period, the involuntary redemption will be canceled.

MAKING AUTOMATIC WITHDRAWALS

If you hold at least $5,000 in your account, you can sell a set dollar amount each month or quarter. When you participate in this program, known as the Automatic Withdrawals Plan, you will receive the payment around the 25th day of the month. Shares will be sold at the net asset value effective on the 15th day of the month (or effective on the closest business day) to make up the amount of each month's payment. Note that because withdrawals are considered redemptions, they may produce a gain or loss. If you purchase additional shares at the same time that you make a withdrawal, you may have to pay taxes and a sales load. Gains may be subject to tax. To sign up for the Automatic Withdrawals Plan, fill out the appropriate section of the Application form.

You may stop automatic withdrawals at any time without charge or penalty by calling ND Resources.

                                         25

WIRING SALE PROCEEDS TO YOUR BANK ACCOUNT

If you are an investor with a non-retirement account, you can have your sale proceeds electronically transferred to a commercial bank account. This is known as an ELECTRONIC WIRE PRIVILEGE. To sign up for this option, simply fill out the appropriate section of the Application Form. There is a charge by ND Resources for wire service, and receiving banks may also charge for this service. Payment by Automated Clearing House will usually arrive at your bank two banking days after your call. Payment by wire is usually credited to your bank account on the next business day after you call.
While ND Resources will also accept electronic wire sales by telephone, fax or dealer, you still need to fill out and submit the information under the Electronic Wire Privilege section of the Application Form.


TRANSACTIONS BY TELEPHONE

A benefit of investing through Investors Research Fund is that you can use our telephone system to sell shares. If you do not wish to have this option activated for your account, mark the box in the appropriate section of the Application Form.

When you call ND Resources or ND Capital, you can perform a transaction with Investors Research Fund in two ways:

*   Speak directly with a representative during business hours
    (8 a.m. to 5:00    P.M. Central Time) at 1-800-292-6775.
    IF BUSY, CALL TOLL-FREE 1-877-473-8631.

* Utilizing a telephone, you can use the automated telephone answering system 24 hours a day, seven days a week.

The Fund will take reasonable precautions to insure the identity of the caller. However, the Fund will not be liable for unauthorized transactions if such precautions are taken. Notice will be given if telephone transaction provisions are revoked.

       FINANCIAL HIGHLIGHTS

       These tables are designed to show you the financial performance of Investors Research Fund for the past five years. Some of the information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in the Fund. It assumes that all dividends and capital gains have been reinvested.

       Timpson Garcia, CPAs, of Oakland, California have audited the
       information below for each fiscal year.   Timpson Garcia's report,
       along with the Fund's financial statements, is included in the annual report, which is available by request.

       INVESTORS RESEARCH FUND
                               YEAR ENDED SEPTEMBER 30,
                                 1998       1997      1996      1995      1994
NET ASSET VALUE, BEGINNING
OF PERIOD                       $4.76      $4.33     $4.10     $4.62     $5.18
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME           $0.04      $0.09     $0.26     $0.07     $0.06
NET REALIZED AND UNREALIZED GAINS
(LOSSES)                       ($0.40)     $1.11     $0.33     $0.25   ($0.15)
TOTAL FROM INVESTMENT
OPERATIONS                     ($0.36)     $1.20     $0.59     $0.32   ($0.09)
DIVIDENDS AND DISTRIBUTIONS
DIVIDENDS FROM NET INVESTMENT
INCOME                         ($0.08)    ($0.28)   ($0.07)   ($0.50)  ($0.05)
DISTRIBUTIONS FROM REALIZED
GAINS                          ($1.00)    ($0.49)   ($0.29)   ($0.34)  ($0.42)
TOTAL DIVIDENDS AND
DISTRIBUTIONS                  ($1.08)    ($0.77)   ($0.36)   ($0.84)  ($0.47)

                                         26

NET ASSET VALUE, END OF
PERIOD                          $3.32      $4.76     $4.33     $4.10     $4.62
TOTAL RETURN1                    (9.6%)     30.4%     14.7%      7.7%    (1.8%)
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD
(000,000 OMITTED)                 $24        $33       $30       $32       $36
RATIO OF EXPENSES TO
AVERAGE NET ASSETS               1.85%      1.77%     1.76%    1.60%     1.47%
RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS            0.91%      1.94%     6.67%    1.52%     1.39%
PORTFOLIO TURNOVER RATE2,3      260.95%    294.81%   669.79%  248.44%   234.77%


1 ASSUMES A HYPOTHETICAL INITIAL INVESTMENT ON THE BUSINESS DAY BEFORE THE FIRST DAY OF THE FISCAL PERIOD, WITH ALL DIVIDENDS AND DISTRIBUTIONS REINVESTED IN ADDITIONAL SHARES ON THE REINVESTMENT DATE, AND REDEMPTION AT THE NET ASSET VALUE CALCULATED ON THE LAST BUSINESS DAY OF THE FISCAL PERIOD. SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURNS.

2 THE LESSER OF PURCHASES OR SALES OF PORTFOLIO SECURITIES FOR A PERIOD, DIVIDED BY THE MONTHLY AVERAGE OF THE MARKET VALUE OF PORTFOLIO SECURITIES OWNED DURING THE PERIOD. SECURITIES WITH A MATURITY OR EXPIRATION DATE AT
THE TIME OF ACQUISITION OF ONE YEAR OR LESS ARE EXCLUDED FROM THE CALCULATION.

3 THE FUND CHANGED INVESTMENT ADVISERS ON JUNE 22, 1998. FUTURE TURNOVER IS EXPECTED TO BE ON THE ORDER OF 35%. USE OF PORTFOLIO TURNOVER IS NOT A PRINCIPAL STRATEGY OF THE FUND.

                                         27


Shareholder/Dealer Services
ND Resources, Inc.
1 North Main
Minot, ND  58703
1-800-292-6775

Investment Adviser
Fox Asset Management, Inc.
44 Sycamore Avenue
Little Silver, NJ  07739
1-800-457-2159




Other Fund Documents
For more information about Investors Research
Fund, request a free copy of the STATEMENT OF
ADDITIONAL INFORMATION or the Annual and Semi-Annual Reports. The Statement of
Additional Information provides more detailed information about the Fund and its management and operations. The ANNUAL REPORT discusses the market conditions and investment strategies that significantly affected Fund performance during the last year. The
SEMI-ANNUAL REPORT updates information provided in the Annual Report for the next six months.

Investors Research Fund's Statement of Additional
Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference and are legally a part of this prospectus.


WHERE YOU CAN GET THESE DOCUMENTS:
* BY TELEPHONE. Call Investors Research Fund toll-free at 1-800-292-6775, Monday-Friday,
   8 a.m. to 5 p.m. Central Time. You may also call this number for shareholder inquiries.

*  FROM THE SEC. The SEC's Public Reference
   Room in Washington, DC. For more information call 1-800-SEC-0330.
   Additional copies of this information
   can be obtained, for a duplicating fee,
   by writing the Public Reference Section
   of the SEC, Washington, DC, 20549-6009.
   Visit the SEC web site at:  http://www.sec.gov

*  BY MAIL. Specify the document you are
   requesting when writing to us.

   ND Resources, Inc.
   1 North Main
   Minot, ND  58703

   Investment Company Act File No. 811-861
   DISTRIBUTOR/UNDERWRITER
   ND Capital, Inc.
   1 North Main
   Minot, ND 58703
   1-877-473-8631

Dealer


PROSPECTUS
APPLICATION




MARCH 1, 1999


 (LOGO)

INVESTORS
RESEARCH
F U N D

INCORPORATED








PLEASE READ AND RETAIN
THIS PROSPECTUS
FOR FUTURE REFERENCE

                                         28


                                   UNITED STATES

                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549




                                     FORM N-1A

                              FOR INVESTMENT COMPANIES




                                       PART B

                          STATEMENT OF ADDITIONAL INFORMATION
















                           INVESTORS RESEARCH FUND, INC.

                                         29


                         STATEMENT OF ADDITIONAL INFORMATION

                                   MARCH 1, 1999

                           INVESTORS RESEARCH FUND, INC.
                           3757 STATE STREET, SUITE 204
                          SANTA BARBARA, CALIFORNIA 93105
                                  (800) 473-8731


                                 TABLE OF CONTENTS
TOPIC                                                            PAGE

What Is Investors Research Fund, Inc.?                               31

Investment Strategies and Risks                                      31

Temporary Defensive Positions                                        31

Portfolio Turnover                                                   31

The Management of the Fund                                           31

Investment Restrictions                                              33

Portfolio Transactions                                               34

Directors Compensation  Table                                        35

Investment Advisory and Other Services
(including Custodian, Auditors, etc.)                                35

Determining the Price of Fund Shares                                 37

Reduction of Sales Charges                                           37

Brokerage Transactions                                               38

Risk in Fund Investments                                             39

Waiver of Sales Load for Certain Investors                           39

Distribution of Fund Shares                                          39

Taxation of the Fund                                                 40

Performance Data                                                     40



This Statement of Additional Information is not a prospectus and should be
read in conjunction with the Prospectus dated    March 1, 1999.      The
Prospectus may be obtained from the Fund by calling the toll-free number below.

The Fund's audited financial statements are included in the Annual Report to Shareholders dated September 30, 1998. The Annual Report and the Semi-Annual Report dated March 31, 1998 are expressly incorporated herein by reference. Those reports are available without charge upon request to the Fund. You can make such a request by writing to the fund or calling toll-free 1-800-292-6775.

                                         30


                       WHAT IS INVESTORS RESEARCH FUND, INC.?

Investors Research Fund, Inc. is a diversified management investment company of the open-end type, commonly known as a mutual fund. It is a corporation organized in 1959 under the laws of Delaware; it commenced operations on March 3, 1959.

                           INVESTMENT STRATEGIES AND RISKS

Our investment adviser, Fox Asset Management, Inc., utilizes the investment style known as value investing. That style involves identification of stocks which Fox concludes have been undervalued by the general market. Successful value investing relies on incisive judgments about a company's management, its products or services and its markets, and its management's ability to apply good judgment in carrying out its plans.

All of the foregoing depends on the accumulation of accurate and truthful information about the company under examination in order to correctly evaluate that company's prospects and true value. There is always the risk that the information compiled by Fox may not be accurate and that Fox's evaluation of the company may be totally different from that of the market.

                            TEMPORARY DEFENSIVE POSITIONS

Although the Fund believes that reasonably full investment in the market is the best long-run strategy, on occasion it may utilize defensive investments. Those investments will almost always be U.S. Treasury instruments or, perhaps
on occasion,    an interest bearing bank account.

                                PORTFOLIO TURNOVER

On January 1, 1994, Lakeview Securities Corporation became the investment adviser to the Fund. It developed that their management techniques resulted in substantially greater turnover than the Fund had experienced under prior advisers. In fact, it had more than doubled the turnover rates we had previously experienced. On June 22, 1998, the Fund changed advisers and employed Fox Asset Management as adviser.

Fox has informed the Fund that their portfolio management style calls for significantly lower turnover of portfolio stocks. Fox has stated that, in the future, we can expect a portfolio turnover rate of approximately 35%. That rate, if effected, will significantly reduce portfolio management expenses by reducing at least the brokerage commissions generated by high turnover. It should also have a beneficial effect on the taxes payable by shareholders by securing more long-term capital gains and fewer short-term capital gains, although, as always, investment performance considerations will override other factors in the management of the portfolio.

                             THE MANAGEMENT OF THE FUND

Under Delaware law, the business and affairs of Investors Research Fund are to be managed by, or under the direction of, the Board of Directors.

                         OFFICERS AND DIRECTORS OF THE FUND

The names and addresses of the officers and directors of the Fund are set forth below, together with their principal business affiliations and occupations for the past five years, mailing address, and number of shares owned on September 30, 1998:

Hugh J. Haferkamp,* President and Director, is an attorney-at-law in private practice in the Santa Barbara area. Has been legal counsel to Investors Research Fund, Inc. for approximately 19 years.
11800 Baccarat Lane, NE, Albuquerque, NM 87111-7600
(1,114 shares)     (Age 71)

Michael A. Marshall,* Vice-President, Director and Member of the Executive Committee**, is a former Senior Vice-President of Prudential California Realty and is engaged in real estate investment and property management, M-P Marshall & Co.
23 Princeton Trail, Coto De Caza, CA 92679
(4,531 shares)     (Age 63)

                                         31

James A. Corradi,* Secretary-Treasurer, Director and Member of the Executive Committee,** Retired business executive, former General Manager of Hope Ranch Park Homes Association, and former Board President of Cook College at Rutgers University.
5014 Whitney Court, Santa Barbara, CA 93111
(770 shares)     (Age 69)

Gertrude B. Calden, Director and Honorary Member of the Executive Committee, ** is Emeritus Director, Foundation for Santa Barbara City College and has served under three Presidents on the National Advisory Council on Adult Education.
227 East Anapamu Street, Santa Barbara, CA  93101
(23,297 shares)     (Age 89)

Richard Chernick, Director, is a Retired Partner of the Los Angeles Law Firm of Gibson, Dunn & Crutcher, is currently active in arbitration and mediation of disputes in the Los Angeles area.
3055 Wilshire Boulevard, Seventh Floor, Los Angeles, CA 90010-1108
(10,021 shares)     (Age 53)

Fredric J. French, Director, is President of Merrimac Advisors Company, a private investment manager; formerly President and Senior Portfolio Strategist of The Arms Companies since November, 1992.
6201 Uptown Boulevard, NE, Albuquerque, NM  87110
(818 shares)     (Age 52)

Harry P. Gelles, Director and Member of the Executive Committee,** is a private investment banker. He previously was employed in investment banking activities with Cruttenden & Company, Irvine, CA, and with Chelsea Management Company, Los Angeles. He is currently a director of Chelsea Management.
1114 State Street, Suite 236, Santa Barbara, CA  93101
(3,741 shares)     (Age 64)

Leonard S. Jarrott, Director, and Member of the Executive Committee,** is a Real Estate Investment Advisor and independent Real Estate Broker in Santa Barbara, CA.
2725 Vernon Road, Santa Barbara, CA  93105
(1,199 shares)     (Age 54)

William J. Nasif, Director, is a Certified Public Accountant and Partner of Nasif, Hicks, Harris & Co., Certified Public Accountants of Santa Barbara, CA.
1111 Garden Street, Santa Barbara, CA  93101      (Age 56)

Mark Schniepp, Director, is Director of the Economics Forecast Project at the University of California, Santa Barbara, CA.
944 Randolph Road, Santa Barbara, CA  93111      (Age 45)

Dan B. Secord, Director, is in private practice of obstetrics and gynecology since 1969. Staff, Santa Barbara Cottage Hospital in Santa Barbara, CA and currently on the Credentials Committee of the medical staff. Member, Santa Barbara City Council.
2329 Oak Park Lane, Santa Barbara, CA  93105     (Age 62)

Mark L. Sills, Director, is an independent business consultant in private practice.
3751 Lincolnwood Drive, Santa Barbara, CA  93110
(25,806 shares)     (Age 54)

All directors are paid by the Fund except directors employed by the adviser.

*Are "interested persons" as defined in Section 2(a) (19) of the Investment Company Act of 1940, as amended.

**The Board of Directors has established an Executive Committee whose function is to take action between the regular meetings of the Board. The Committee has all of the powers and authority of the full Board in the management of the business of the Fund except the power to declare dividends and to adopt, amend or rescind By-Laws.

On September 30, 1998, the officers and directors and their families collectively owned 71,297 shares of the Fund with a value of approximately $236,706. The amount of shares owned by the directors and officers as a group is approximately 1% of Fund shares outstanding.

                                         32

The Board of Directors oversees and controls all operations of the Fund including: Recommending and monitoring the Investment Adviser; determining that the investment policies of the Fund are carried out; the employment and termination of all employees, consultants, agents and service providers; and declaration of dividends.

The Board of Directors also monitors and controls custodial shareholder record keeping expenses, audit, accounting and legal fees. Directors fees are set directly by the Board of Directors. Taxes, postage and regulatory fees of the Securities and Exchange Commission and state regulatory bodies are determined unilaterally by government agencies.

The Board of Directors has also established an Audit Committee. That committee's functions are to supervise and oversee audits by the Fund's independent accountants, review the auditor's audit plans and procedures, and to review the auditor's recommendations concerning the Fund's accounting records, procedures and internal controls. Messrs. Corradi, Nasif and Schniepp currently comprise the Audit Committee.


    OUR CODE OF ETHICS

        We allow the directors, officers and employees of Investors Research Fund and its affiliates to buy and sell securities for their own personal accounts. However, in order to do so they must agree to a number of restrictions listed in our company's Code of Ethics.



                              INVESTMENT RESTRICTIONS
                            (WHAT THE FUND MAY NOT DO)

1. May not purchase any securities on margin. May not lend money or securities. It may, however, purchase notes, bonds, certificates of deposit or evidences of indebtedness of a type commonly distributed by financial institutions.
2. May not issue any senior securities other than notes to evidence bank borrowing.
3. May not sell any securities short, or distribute or underwrite securities of others.
4. May not purchase the securities of any company which has not been in continuous operation for three years or more.
5.  May not invest more than 5% of the value of its gross assets in securities of any one issuer, other than those of the U.S. Government.
6. May not own more than 10% of the outstanding voting, or any other class of, securities of a single issuer.
7.  May not purchase and sell commodities and commodity contracts, or real estate.
8.  May not purchase the securities of any other mutual fund.
9.  May not invest in any companies for the purpose of exercising control or management.
10. May not own the securities of any company in which any officer or director of this Fund has a substantial financial interest.
11. May not trade in securities with directors and officers of this Fund.
12. May not invest in restricted equity securities, commonly known as "letter stock," warrants, oil, gas and other mineral leases, and illiquid securities and also may not invest or engage in arbitrage transactions or in puts, calls, straddles or spreads.
13. The Fund may not issue any shares for any consideration other than cash.
14. May not invest    25% or more of its  total     assets in any one
    industry or industry group.
15. The general policy is that the Fund may not borrow except in an emergency.

None of the restrictions set forth above, except number 15, may be changed without the approval of the holders of the lesser of (1) 67% of the eligible votes, if the holders of more than 50% of the eligible votes are represented or (2) more than 50% of the eligible votes.

In addition to the foregoing restrictions, the Fund is subject to certain other non-fundamental policies which may be changed without shareholder approval.

                                         33

                               PORTFOLIO TRANSACTIONS

Fox Asset Management, Inc. (the "Adviser") makes investment decisions and arranges for the placement of buy and sell orders and the execution of portfolio transactions for the Fund, subject to review by the Board of Directors. In this regard, the Adviser will seek to obtain the most favorable price and execution for the transaction given the size and risk involved. In placing executions and paying brokerage commissions, the Adviser considers the financial responsibility and reputation of the broker or dealer, the range and quality of the services made available to the Fund and the professional services rendered, including execution, clearance procedures, wire service quotations and ability to provide supplemental performance, statistical and other research information for consideration, analysis and evaluation by the Adviser's staff. In accordance with this policy, brokerage transactions may not be executed solely on the basis of the lowest commission rate available for a particular transaction. Research services provided to the Adviser by or through brokers who effect portfolio transactions for the Fund may be used in servicing other accounts managed by the Adviser and likewise research services provided by brokers used for transactions of other accounts may be utilized by the Adviser in performing services for the Fund. Subject to the requirements of best execution, the placement of orders by securities firms for shares of the Fund may be taken into account as a factor in the placement of portfolio transactions.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other fiduciary accounts, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain the best net price and most favorable execution. In such event, the allocation will be made by the Adviser or in the manner considered to be most equitable and consistent with its fiduciary obligations to all such fiduciary accounts, including the Fund. In some instances, this procedure could adversely affect the Fund but the Fund deems that any disadvantage in the procedure would be outweighed by the increased selection available and the increased opportunity to engage in volume transactions.

The Adviser believes that research from brokers and dealers is desirable, although not essential, in carrying out its functions, in that such outside research supplements the efforts of the Adviser by corroborating data and enabling the Adviser to consider the views, information and analyses of other research staffs. Such views, information and analyses include such matters as communicating with persons having special expertise on certain companies, industries, areas of the economy and/or securities prices, obtaining written materials on these or other areas which might affect the economy and/or securities prices, obtaining quotations on securities prices and obtaining information on the activities of other institutional investors. The Adviser
   performs its own research on     each security included in, or being
considered
for inclusion in, the Fund's portfolio. As any particular research obtained by the Adviser may be useful to the Fund, the Board of Directors or its Committee on Brokerage, in considering the reasonableness of the commissions paid by the Fund, will not attempt to allocate, or require the Adviser to allocate, the relative costs or benefits of research.

During the last three fiscal years ended September 30, 1998, 1997 and 1996, the Fund paid brokerage commissions of $196,818, $257,905 and $424,531, respectively.

                                         34

                         DIRECTORS' COMPENSATION SCHEDULE



                              AGGREGATE                 TOTAL COMPENSATION
                              COMPENSATION              FROM FUND AND
                              FROM FUND                 FUND COMPLEX
                                                        PAID TO DIRECTORS *


NAME, POSITION
 _____________________________________________________________________________
Hugh J. Haferkamp               $2,750 **                    $2,750
      President, Director
Michael A. Marshall             $2,750                       $2,750
     Vice President, Director
James A. Corradi                $2,750                       $2,750
      Secretary-Treasurer, Director
Gertrude B. Calden              $2,750                       $2,750
      Director
Richard Chernick                $1,750                       $1,750
      Director
Fredric J. French               $1,500                       $1,500
      Director
Harry P. Gelles                 $2,750                       $2,750
     Director
Leonard S. Jarrott              $2,000                       $2,000
     Director
William J. Nasif                $2,250                       $2,250
      Director
Mark Schniepp                   $2,750                       $2,750
     Director
Dan B. Secord                   $1,500                       $1,500
     Director
Mark L. Sills                   $2,250                       $2,250
     Director

*     The Fund Complex consists solely of Investors Research Fund, Inc.
** Mr. Haferkamp also received $21,600 for his services as President of the Fund during the fiscal year.



                           INVESTMENT ADVISORY SERVICES

Fox Asset Management, Inc. serves as investment adviser for the Fund pursuant to an investment advisory agreement (the "Advisory Agreement") adopted in accordance with the requirements of the Investment Company Act of 1940. Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Fund's Board of Directors, provides management and investment advice, and furnishes statistical , executive and clerical personnel, bookkeeping, office space, and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as are requested by the Board of Directors of the Fund. The Fund bears all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations and transaction and accounting matters related to its custodian bank, transfer agency, custodial and shareholder services, and qualifications of its shares under federal and state securities laws.

For the Adviser's services, the Fund pays the Adviser a quarterly fee of 0.125% at the annual rate of 0.50% based on average daily net assets, as follows: At the end of each quarter, the net asset value on the last day of each month of that quarter is determined. Those three numbers are averaged and the result is multiplied by 0.125%. The maximum annual advisory fee is 0.5% based on the foregoing calculations for the one-year period.

                                         35

The aggregate advisory fees paid by the Fund to the Advisers for the fiscal years ended September 30, 1998, 1997 and 1996 were $147,957; $150,169 and
$145,654,  respectively.

                  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

There are no persons who qualify as control persons and there are no persons who own beneficially 5 percent or more of the Fund's outstanding equity securities.

                       INVESTMENT ADVISORY AND OTHER SERVICES

(a)The Fund's investment adviser is Fox Asset Management, Inc., a New Jersey corporation organized in 1985. Its principal office is at 44 Sycamore Avenue, Little Silver, NJ. The principal shareholder of Fox is J. Peter Skirkanich, who serves as President and Chief Investment Officer of Fox. Mr. Skirkanich owns the substantial majority of the shares of Fox Asset Management, Inc. and qualifies as a controlling person of the adviser.

Fox became adviser to the Fund effective June 22, 1998 and has served continuously since then. The Fund paid Fox $34,315.39 for its services between June 22, 1998 and September 30, 1998.

Lakeview Securities Corporation served as the Fund's adviser from January 1, 1994 to June 21, 1998. Lakeview received $113,452 for its services during fiscal 1997-98, $150,169 during 1996-97, and $145,654 during 1995-96.

Lakeview paid the rent on the Fund's headquarters office during the period it was adviser. Fox does not make that rent payment. There are no expense limitations imposed expressly on Fox by the advisory agreement since federal law has eliminated such limitations by the states.

Fox provides continuous investment management services for the Fund's portfolio of investments, including the stocks, bonds and cash. Fox is obligated to have available at all times all qualified personnel, equipment, office space and supplies, and research services necessary to competently manage the portfolio of the Fund. The investment services include buy and sell decisions, industry and sector weightings, liquidations for disbursements, continuous investment of incoming funds, and performance calculations.

(b)The principal underwriter for the Fund is ND Capital, Inc., 1 North Main, Minot, ND 58703. ND Capital provides and maintains its own personnel, offices and any other equipment necessary for its services in marketing and distribution of Fund shares. ND Capital does not pay any fees, expenses or costs of the Fund. ND Capital re-allows 3% of the selling price of the Fund's shares as a commission to dealers.

(c)The Fund has contracted with the Santa Barbara public accounting firm of Bartlett, Pringle & Wolf for certain accounting functions required for Fund operations. Their services include semi-monthly trial balances, tracking of dividends and distributions receivable by the Fund, calculation of dividend and distributions to be paid by the Fund, and similar activities. The Fund paid Bartlett, Pringle & Wolf $33,965 in 1997-98; $38,796 in 1996-97; and $45,305 in 1995-96.

In accordance with the provisions of the Investment Company Act, the Advisory Agreement will terminate automatically upon assignment and is subject to cancellation without penalty upon 60 days' written notice by the Fund's Board of Directors, the vote of the holders of a majority of the Fund's outstanding shares or the Adviser. The continuance of the Agreement must be approved at least annually by the Fund's Board of Directors or by the vote of holders of a majority of the outstanding shares of the Fund. In addition, any new agreement or the continuation of the existing agreement must be approved by a majority of directors who are not parties to the agreement or interested persons of any such party.

The Adviser has adopted a Code of Ethics which regulates the personal securities transactions of the Adviser's investment personnel and other employees and affiliates with access to information regarding securities transactions of the Fund. The Code of Ethics requires investment personnel to disclose personal securities holdings upon commencement of employment and all subsequent trading activity to the Adviser's Compliance Officer. Investment personnel are prohibited from engaging in any securities transactions, including the purchase of securities in a private offering, without the prior consent of the Compliance Officer. Additionally, such personnel are prohibited from purchasing securities in an initial public offering and are prohibited from trading in any securities
(i) for which the Fund has a pending buy or sell order, (ii) which the Fund is considering buying or selling, or (iii) which the Fund purchased or sold within seven calendar days.

                                         36

                                     CUSTODIAN

The Custodian of the Fund's assets is UMB Bank, 928 Grand Avenue, Kansas
 City, MO 64141. The Custodian maintains all of the instruments representing the investments of the Fund and all cash. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses pursuant to instructions of officers or resolutions of the Board of Directors.

The Fund has contracted with UMB Bank, 928 Grand Avenue, Kansas City, MO to serve as custodian of Fund shares held in retirement accounts established through the Fund. The charges by UMB Bank for its services in this respect are paid by the shareholder for whose benefit the retirement account was established. That contract became effective December 14, 1998.

                                     AUDITORS

The Fund's auditors are Timpson-Garcia, CPAs, 1610 Harrison Street, Oakland, CA 94612. The audit includes examination of annual financial statements furnished to shareholders and filed with the Securities and Exchange Commission, consultation on financial accounting and reporting matters, and meeting with the Audit Committee of the Board of Directors. In addition, the auditors review federal and state income tax returns and related forms.

                           SHAREHOLDER SERVICES PROVIDER

The Fund has also contracted with ND Resources, Inc., 1 North Main, Minot, ND 58703 to act as its Shareholder Services Provider. ND Resources will prepare and maintain the bookkeeping records for shareholder accounts. The contract for ND Resources' services became effective December 14, 1998. Compensation for those services is basically on a per account basis.

                        TRANSFER AND DIVIDEND PAYING AGENT

The Fund's transfer agent and dividend-paying agent is ND Resources, Inc., 1 North Main, Minot, ND.

                          DETERMINING THE PRICE OF SHARES

The fund does not price its shares or accept orders for purchases or redemptions on days when the New York Stock Exchange is closed. Such days currently can include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Fund will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the net asset value next computed after such acceptance. Such order may be transmitted to the Fund or its agents several hours after the time of the acceptance and pricing.

                             REDUCTION OF SALES CHARGE

There are a number of ways to reduce the sales charge imposed on the purchase of the Fund's shares, as described below. These reductions are based upon the fact that there is less sales effort and expense involved in respect to purchases by affiliated persons and purchases made in large quantities.

Family or Group Purchases. Certain purchases made by or for more than one person may be considered to constitute a single purchase, including (i) purchases for family members, including spouses and children under 21, (ii) purchases by trust or other fiduciary accounts and purchases by Individual Retirement Accounts for employees of a single employer and
(iii)  purchases made by an organized group of 200 or more persons,
(iv) whether incorporated or not, if the group has a purpose other than buying shares of mutual funds and has sponsored Investors Research Fund as an investment vehicle for its members. For further information on group purchase reductions, contact the Adviser or your dealer.

Statements of Intention. Another way to reduce the sales charge is by signing a Statement of Intention. A Statement is included in the Application Form included in the Prospectus. Please read it carefully before completing it.

If you enter into a Statement of Intention you (or any "single purchaser" ) may state that you intend to invest at least $25,000 in the Fund's shares over a 13-month period. The amount you say you intend to invest may include shares which you already own, valued at the offering price, at the end of the period covered by the Statement. A Statement may be backdated up to 90 days to include purchases made during that period, but the total period covered by the Statement may not exceed 13 months.

                                         37

Shares having a value of 5% of the amount you state you intend to invest will be held on a restricted basis to make sure that any additional sales charges are paid.

No additional sales charge will be payable if you invest the amount you have indicated. Each purchase under a Statement will be made as if you were buying at one time the total amount indicated. For example, if you indicate that you intend to invest $25,000, you will pay a sales charge of 3% on each purchase.

If you buy additional amounts during the period to qualify for an even lower sales charge, you will be charged such lower charge. For example, if you indicate that you intend to invest $25,000 and actually invest $50,000, you will, by retroactive adjustment, pay a sales charge of 2.5%.

If during the 13-month period you invest less than the amount you have indicated, you will pay an additional sales charge. For example, if you state that you intend to invest $25,000 and actually invest only $20,000, you will, by retroactive adjustment, pay a sales charge of 3.75%. The sales charge you actually pay will be the same as if you had purchased the shares in a single purchase.

A Statement does not bind you to buy, nor does it bind the Adviser to sell, the shares covered by the Statement.

RIGHTS OF ACCUMULATION. Another way to reduce the sales charge is under a right of accumulation. This means that the larger purchase entitled to a lower sales charge need not be in dollars invested at one time. The larger purchases that you (or any "single purchaser") make at any one time can be determined by adding to the amount of a current purchase the value of Fund shares (at offering price) already owned by you.

For example, if you owned $100,000 worth (at offering price) of Fund shares and invest $5,000 in additional shares, the sales charge on that $5,000 investment would be 2%, not 2.5%.

If you claim this right of accumulation, you or your dealer must so notify the Distributor (or ND Resources, if the investment is mailed to ND Resources) when the purchase is made. Enough information must be given to verify that you are entitled to such right.

                              BROKERAGE TRANSACTIONS

Discretion as to broker selection for purchase and sale of portfolio securities has been granted to Fox by the Fund. Fox's exercise of that discretion is subject to review and supervision by the Fund's Board of Directors. Fox has informed the Fund that its selection of brokers to effect portfolio transactions is based solely on "best execution" considerations. Fox aggregates purchases and sales of securities for the Fund with other clients' purchases and sales for those clients who have not directed Fox to use specific brokers. Fox contacts several brokers before selecting one or more to effect the transaction and determines which of the brokers can best handle that particular order.

Fox is constantly in contact, and doing business, with broker-dealers and is quite familiar with conditions in that industry and with the securities markets in general. Consequently, Fox is in an excellent position to determine what is "best execution" in the market place at any particular time. Fox may also give consideration to the fact that research information has been provided to it by certain brokers, but not to weight that service so as to allow for broker selection on a basis other than best execution.

With respect to "best execution," that term does not necessarily denote the lowest commission rate available for a particular transaction. In placing orders and paying commissions, Fox considers the financial responsibility and reputation of the broker-dealer, the range and quality of the services that are made available to the Fund by the broker, including execution, clearance procedures, wire service quotations, and the ability to provide supplemental performance and support information to Fox's investment personnel. Subject to the requirement of best execution, the sale of shares of Investors Research Fund may be taken into account as a factor in placing portfolio transactions.

                                         38

                            THE RISK IN FUND INVESTMENTS

Every investment carries some market risk. The Fund's investments in stocks are subject to changes in their value from a number of factors, such as changes in general stock and bond market movements and the change in value of particular stocks or bonds because of an event affecting the issuer. Changes in interest rates also can affect stock and bond prices. These changes can affect the value of the Fund's investments and the price per share of the shares of the Fund. The Fund's net asset value per share will usually fluctuate with the changes in the market prices of its portfolio shares, which fluctuation can occur almost daily when the markets are open.

However, a primary objective of Investors Research Fund, in addition to shareholder return, is the preservation of each shareholder's capital. Therefore, we maintain a portfolio which usually consists of stocks which present a substantially lower level of risk than that of the stock market in general.

Part of the Fund's investment approach is to move some of the portfolio into Treasury bills ("cash") when it appears that there may be a significant downward movement in the type of stocks in which the Fund investments. Although this entails a higher turnover, over time the value of that approach in pre-serving capital has been proven.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Fund involve investment risk, including possible loss of principal, and they may be worth more or less than their original cost when redeemed.

                        WAIVER OF SALES LOAD FOR CERTAIN INVESTORS

Shares are sold at net asset value and without sales commission to the directors (including retired directors with long service), officers of the Fund, its Investment Adviser and Principal Underwriter and broker-dealers who maintain selling agreements with the Underwriter, or the bona fide employees or sales representatives of any of the foregoing who have acted as such for not less than 90 days, and to their family members or to any trust, pension, profit sharing or other benefit plan for such persons, upon written assurance that the shares are being purchased for investment purposes and will not be resold except through redemption or repurchase by or on behalf of the Fund.

The Fund has agreed to waive the sales load on shares purchased by investors who have employed fee based investment advisers to assist them. This waiver applies to persons who are clients of financial institution trust departments, fee based financial advisers, and holders of "wrap accounts" established for the benefit of clients of broker-dealers who have sales agreements or similar arrangements with the Fund's principal underwriter with respect to sales of Fund shares. Shares will also be sold at net asset value to registered management investment companies or separate accounts of insurance companies.

The Board of Directors has also approved a program under which members of qualified organizations are able to invest at net asset value on the basis of broker cooperation. The arrangement applies when the following requirements are met: (1) the individual is a member of an organization which has at least 200 members, (2) that organization has sponsored Investors Research Fund, Inc. as an investment vehicle for its members, and (3) the selling broker has agreed to waive any commission on the transactions of members of that organization investing in the Fund through that broker.
ND Capital, Inc., the Fund's underwriter, has agreed to waive its usual underwriting retention for investors meeting the above requirements.

In connection with such shares, the Fund may impose a redemption fee of 1% on the shares redeemed within one year of original purchase. However, no such fee will be imposed on shares acquired by reinvestment of distributions or on shares which would have originally been exempt from a sales charge. In determining whether a redemption fee is payable, the Fund will first redeem shares acquired by reinvestment of distributions, secondly, shares held for over 12 months, and thirdly, shares held the longest during the 12-month period. Finally, shares will be sold at net asset value to persons who are affiliated with clients of Fox Asset Management, Inc. and to persons sponsored to the Fund by Fox.

No commissions will be paid to dealers in connection with the sales of shares at net asset value under this program.

                            DISTRIBUTION OF FUND SHARES

ND Capital, Inc. ("the Distributor"), acts as principal underwriter of the Fund's shares on a continuing basis pursuant to a Distributing Agreement. Pursuant to the Distributing Agreement, the Distributor pays for all expenses in connection with the preparation, printing and distribution of advertising and sales literature for use in offering the Fund's shares to the public, including reports to shareholders to the extent they are used as sales literature. The Distributor also pays for the preparation and printing of prospectuses other than those forwarded to existing shareholders. The continuance and assignment provisions of the Distributing Agreement are the same as those of the Advisory Agreement.

                                         39

During the Fund's fiscal years ended September 30, 1998, 1997, and 1996 the previous Distributor Diversified Securities, Inc. received total sales charges (which the Fund does not pay) on the sale of Fund shares of $4,483, $2,298 and $2,945, respectively.

In addition, the Fund has adopted a distribution plan with respect to its shares pursuant to Rule 12b-1 under the Investment Company Act (the
"Distribution    and Service     Plan").  Payments under the Distribution
   and Service     Plan are limited to a maximum annual rate of 0.50% of the
average daily net asset value of the shares.

The Distribution    and Service     Plan continues annually so long as it is
approved in the manner provided by Rule 12b-1 or unless earlier terminated by vote of the majority of the Fund's Independent Directors or a majority of the Fund's outstanding shares. The Distributor is required to furnish quarterly written reports to the Board of Directors detailing the amounts expended
under the Distribution    and Service     Plan.  The Distribution    and
Service     Plan
may be amended provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Presently, Rule 12b-1 requires, among other procedures, that it be continued only if a majority of the Independent Directors approve continuation at least annually and that amendments materially increasing the amount to be spent for distribution be approved by the Independent Directors and the shareholders. As long as the Distribution and Service Plan is in effect, the Fund must commit the selection and nomination of candidates for new Independent Directors to the sole discretion of the existing Independent Directors.

                                TAXATION OF THE FUND

Investors Research Fund is qualified as a regulated investment company under subchapter M of the Internal Revenue Code and has elected to be so taxed. As long as the Fund qualifies as a RIC, essentially all of the income and capital gains are passed out to the shareholders and the Fund is not taxed on them.
If there were to be a failure of qualification, the Fund itself would be taxed on the undistributed income and capital gains, creating a form of double taxation. The Fund intends to continue qualification as a RIC.

                                  PERFORMANCE DATA

The average annual total return (as defined below) with respect to the Fund's shares for each of the periods indicated below is as follows:

               One year ended December 31, 1998            2.45%
               Five years ended December 31, 1998         10.21%
               Ten years ended December 31, 1998          10.25%

Average annual return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio. Average annual total return is calculated in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                    P(1-T)n  =    ERV
       Where:       P       =   hypothetical initial payment of $1,000
                    T       =   average annual total return
                    n       =   number of years
                    ERV     =   ending redeemable value at the end of the
                                period of a hypothetical $1,000 payment made at the beginning of such period.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates and (ii) deducts (a) the maximum front-end or applicable contingent deferred sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory fees, charged as expenses to al shareholder accounts.

Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment. This calculated amount is then expressed as a
percentage by multiplying by 100.     Sales loads are not included.  The
return would be lower if they were included.

                                        40

The total return (as defined above) for the Fund's shares for each of the periods indicated below is as follows:

               One-year ended December 31. 1998       6.44%

               Five years ended December 31, 1998    68.89%

               Ten years ended December 31, 1998    126.67%

In advertising and sales literature the Fund may publish various statistics describing its investment portfolio such as the Fund's average Price to Book and Price to Earnings ratios, beta, alpha, R-squared, standard deviation, etc.

In reports or other communications to shareholders and in advertising material, the Fund may compare its performance to recognized averages and indices of performance such as the Consumer Price Index, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index and to the performance of mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Ind. ("CDA"), two widely recognized independent mutual fund reporting services. Lipper and CDA performance calculations include reinvestment of all capital gain and income dividends for the periods covered by the calculations. The Consumer Price Index is generally considered to be a measure of inflation. The Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index are unmanaged indices of common stocks which are considered to be generally representative of the United States stock market. The market prices and yields of these stocks will fluctuate.

The Fund may also use evaluations of the Fund published by nationally recognized ranking services and by financial publications. Any given performance comparison should not be considered representative of the Fund's performance for any future period.

                                         41


                                   UNITED STATES

                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549





                                     FORM N-1A

                              FOR INVESTMENT COMPANIES

                                       PART B

                                  FINANCIAL REPORTS

                                 SEPTEMBER 30, 1998
















                            INVESTORS RESEARCH FUND, INC.


                                         42



Item 22 - Financial Statements

(a)  Statements and Schedules - Specified by Regulation S-X
                                                                         Page

1.  Independent Auditor's Report                                            44
2.  Statement of Assets and Liabilities as of September 30, 1998            45
3.  Statement of Operations - including Realized and Unrealized
    Capital Gains or (Losses) on Investments for the Fiscal Year Ended
    September 30, 1998                                                      46
4.  Statements of Changes in Net Assets for the Two Fiscal Years Ended
    September 30, 1997 and 1998                                             47
5.  Notes to Financial Statements                                           48
6.  Securities in the Fund - Schedule of Investments in Securities of
    Unaffiliated Issuers                                                    52
7.  Selected Per Share Data and Ratios  (Financial Highlights)              55
8.  Statements of Operations for the Fiscal Years Ended September 30,
    1997 and 1998                                                           56

                                         43

                             INDEPENDENT AUDITOR'S REPORT



To the Shareholders and
 Board of Directors
Investors Research Fund, Inc.



We have audited the accompanying statement of assets and liabilities of INVESTORS RESEARCH FUND, INC., including the securities in the Fund, as of September 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of INVESTORS RESEARCH FUND, INC. as of September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                       TIMPSON GARCIA


Oakland, California
October 16, 1998

                                         44

                            INVESTORS RESEARCH FUND, INC.

                        STATEMENT OF ASSETS AND LIABILITIES

                                September 30, 1998



                                   A S S E T S



Investments in securities, at market
(cost $26,957,568) (Note 1)                                   $ 23,597,725

Cash                                                               240,210

Receivables - dividends from common stocks                          22,713
            - interest                                               2,451
Other assets                                                        22,102


                                                              $ 23,885,201


                              L I A B I L I T I E S



Accrued expenses (Note 2)                                           82,210




     Net assets at September 30, 1998                         $ 23,802,991



     Net assets value per share on 7,166,640
     shares outstanding (Note 3)                                    $3.321




     Maximum offering price per share
     (100/96.25 of $3.321)                                          $3.450




See Notes to Financial Statements.

                                         45

                           INVESTORS RESEARCH FUND, INC.

                              STATEMENT OF OPERATIONS

                           Year Ended September 30, 1998


Investment income:
    Dividends                                                   $  720,775
    Interest                                                       102,194
    Other                                                              770

        Total investment income                                 $  823,739

Expenses:
    Investment advisory fee (Note 2)                            $  147,957
    Legal, accounting and auditing                                  78,225
    Transfer agent fee                                              48,099
    12b-1:
      Service fees                  $   54,557
      Distribution fees                  1,000                      55,557
    Custodian fee                                                   14,903
    Consulting fees                                                 20,363
    Salaries - officer                                              21,600
    Salaries - other                                                31,415
    Directors' fees                                                 25,750
    Office                                                          25,218
    Insurance                                                       24,607
    Taxes                                                           16,283
    Registration fees                                               14,830
    Notices to investors                                            12,004
    Board meeting                                                    7,312
    Edgar filing                                                     5,189
    Miscellaneous                                                    2,100

        Total expenses                                             551,412

        Net investment income                                   $  272,327


Realized and unrealized gain on investments:
    Net realized gain                                          $ 1,928,784
    Change in unrealized (depreciation) of
    Investments during the year                                (4,740,347)

        Net (loss) on investments                               (2,811,563)


           Net decrease in net assets
           resulting from operations                          $ (2,539,236)

See Notes to Financial Statements.

                                         46

                           INVESTORS RESEARCH FUND, INC.

                        STATEMENTS OF CHANGES IN NET ASSETS

                      Years Ended September 30, 1998 and 1997


                                                     1998            1997
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income                        $  272,327       $  612,711
    Net realized gain on investments              1,928,784        7,324,197
    Net change in unrealized appreciation
    (depreciation) of investments                (4,740,347)         473,705

        Net increase (decrease) in net assets
        resulting from operations              $ (2,539,236)     $ 8,410,613

  Distributions paid to shareholders:
    From net investment income                   $ (525,264)    $ (1,994,015)
    From net realized gain on investments        (6,713,944)      (2,914,330)

        Total distributions to shareholders    $ (7,239,208)    $ (4,908,345)

  Fund share transactions:
    Proceeds from sale of Fund shares            $  334,851       $  405,679
    Proceeds from reinvestment of
    distributions from net Investment
    income and net realized gain on investments   6,434,548        4,383,443
    Cost of shares redeemed from shareholders    (6,559,652)      (5,361,830)

        Net increase (decrease) in net assets due
        to fund share transactions               $  209,747      $  (572,708)

        Total increase (decrease)
        in net assets                          $ (9,568,697)     $ 2,929,560


NET ASSETS:
  Beginning of year                              33,371,688       30,442,128

  End of year                                  $ 23,802,991     $ 33,371,688

NET ASSETS CONSIST OF:
  Fund shares at par                            $ 7,166,640      $ 7,013,271
  Paid in capital                                19,476,058       19,419,681
  Undistributed net investment income               519,631          772,567
  Undistributed net realized gain
  on sale of investment securities                      505        4,785,665
  Unrealized appreciation (depreciation)
  of investment securities                       (3,359,843)       1,380,504

                                               $ 23,802,991     $ 33,371,688

See Notes to Financial Statements.

                                         47

                           INVESTORS RESEARCH FUND, INC.

                           NOTES TO FINANCIAL STATEMENTS



Note 1.     Significant Accounting Policies

Investors Research Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is incorporated in the State of Delaware.

Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets, liabilities, revenues and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

Security valuations:

A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. Short-term obligations (U.S. Treasury Bills) are valued at amortized cost which approximates market value.

Security transactions and related investment income:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses on security transactions are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Distributions to shareholders:

Dividends to shareholders are recorded on the ex-dividend date. Net investment income and net realized gains from security transactions are generally distributed at December 31 of each calendar year. See Note 5.

Income taxes:

The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.


Note 2.     Affiliated Party Transactions

Investment advisory fee:

Lakeview Securities Corporation and its sub-adviser, Merrimac Advisors
Company:

The Fund had entered into an investment advisory agreement with Lakeview Securities Corporation (Adviser). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser at the annual rate of one-half of one percent (0.5%) of the Fund's average daily net assets, payable quarterly. This agreement requires the Adviser to reduce its fees or, if necessary, make payments to the Fund to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale. There were no excess expenses absorbed by the Adviser during the year.

                                         48

Mr. Robert P. Moseson was a director of the Fund and Mr. Fredric J. French is a director of the Fund. Mr. Moseson is President and a Director of Lakeview Securities Corporation. Mr. French was President of the Arms Companies Division of Lakeview Securities Corporation until March 25, 1997 when, due to a reorganization, Mr. French resigned from the Arms Companies and was employed by Merrimac Advisors Company (a New Mexico corporation) of which he is the sole shareholder. Merrimac Advisors Company provided investment advisory services to the Fund under a Sub-Advisory Agreement with Lakeview Securities Corporation dated January 20, 1997, and ratified by the Fund's shareholders on March 25, 1997. The Fund did not directly compensate Merrimac Advisors Company.

The Fund did not directly compensate directors affiliated with the Adviser (Lakeview Securities Corporation) or the Sub-Adviser (Merrimac Advisors Company).

The Fund terminated the advisory agreement with Lakeview Securities Corporation and its sub-adviser, Merrimac Advisors Company effective June 21, 1998 Mr. Robert P. Moseson did not run for re-election to the Board of Directors.

Fox Asset Management, Inc.:

The Fund entered into an investment advisory agreement with Fox Asset Management, Inc. (Fox) in February 1998, with an effective date of June 22, 1998. Under the terms of the agreement, in consideration of the advisory services to be rendered by Fox, the Fund will pay Fox a quarterly fee equal to 0.125% of the net assets of the Fund calculated as an average of the net assets of the Fund as of the close of each month of the Fund's fiscal year; said fee not to exceed 0.5% annually of the average net assets of the Fund calculated as at the close of each month of the Fund's fiscal year.

Mr. Van Whisnand, representing Fox Asset Management was elected to the Board of Directors at the annual shareholders meeting of April 22, 1998. The fund does not directly compensate directors affiliated with the investment advisers. Effective September 15, 1998, Mr. Whisnand resigned as a director of the Fund due to his termination of employment with Fox Asset Management.


Legal fees:

Mr. Hugh J. Haferkamp is a member of the Board of Directors and President of the Fund. Mr. Haferkamp is legal counsel to the Fund and has been paid legal fees in addition to drawing a salary as the Fund's President and receiving director's fees for attending Board meetings.


Computer consulting fees:

Mr. Mark Sills is a member of the Board of Directors of the Fund. Mr. Sills is the Fund's computer consultant and has received compensation for computer consulting and for director's fees for attending Board meetings.


Recap of fees:

                                                               Payable at
                                           Total              September 30,
                                          Expense                  1998


Lakeview Securities - investment
advisory fees                            $ 113,452                     $ 0
Fox Asset Management, Inc. -
investment advisory fees                    34,505                  31,222
Mr. Hugh J. Haferkamp - legal fees          14,408                   2,000
Mr. Mark Sills - consulting fees
and computer                                 8,600                       0

                                         49

                            NOTES TO FINANCIAL STATEMENTS


Note 3. Capital Stock (Fund Shares)

At September 30, 1998, there were 20,000,000 shares of $1.00 par value capital stock authorized. Transactions in Fund shares for the years ended September 30, 1998 and 1997 were as follows:

                                                          1998        1997

Shares sold                                              86,333       95,506

Shares issued to shareholders in reinvestment
 of net investment income and net realized gains      1,768,705    1,111,421

Shares redeemed                                      (1,701,669)  (1,226,107)

      Net increase (decrease)                           153,369      (19,180)


Balance:
  Beginning of year                                   7,013,271    7,032,451

     End of year                                      7,166,640    7,013,271


Note 4. Appreciation (Depreciation) of Investments

At September 30, 1998, the net unrealized (depreciation) for stocks was as follows:

Aggregate gross unrealized appreciation
  for all investments in which there is an
  excess of value over tax cost                                   $  872,058

Aggregate gross unrealized (depreciation)
  for all investments in which there is an
  excess of tax cost over value                                   (4,231,901)

       Net unrealized (depreciation)  - stocks                  $ (3,359,843)

The cost basis used above is the same as that used for financial statement purposes.


Note 5. Distribution of Income

The Fund's Board of Directors declared dividends on November 6, 1997. The exact amount of the distributions were determined on December 30, 1997 and consisted of the following per share: $0.078 aggregating $525,264 from net investment income, $0.988 aggregating $6,653,337 from short-term investment transactions, and $0.009 aggregating $60,607 from long-term investment transactions were declared.

The distributions were paid on December 31, 1997 to shareholders of record on December 29, 1997. These distributions represent net investment income and net realized short-term gains for the calendar year ended December 31, 1997 and net realized long-term gains for the year November 1, 1996 through October 31, 1997.

                                         50


Note 6. Primary Difference Between Net Investment Income and Realized Gains per Financial
 Statements and Actual Distributions to Shareholders

The primary difference between net investment income and realized gains per financial statements and actual distributions to shareholders is due to the fact that the financial statements are reported on the October 1 through September 30 fiscal year and the distributions are based on the calendar year for net investment income and short term net realized gain on investments (ordinary income) and on the November 1 through October 31 fiscal year for long-term net realized gain on investments (capital gains). The distribution periods follow income tax laws and regulations.


Note 7. Lease Commitments

Under a lease expiring April 14, 2000, the Fund is committed to pay minimum lease payments of $678 per month for the rent for its present office space. The minimum monthly rent is subject to consumer price index adjustments each April 1 for the duration of the lease. In addition to the minimum monthly payments, the lease requires monthly payments of increases in building operating expenses effective January 1, 1998. Building operating expenses are adjusted annually each January 1 by the lessor.

Future minimum annual lease commitments are as follows:

   Years ending September 30:

       1999                       $  8,136
       2000                          4,407

      Total                       $ 12,543

From October 1, 1997 to June 21, 1998 the rent was indirectly paid by the Fund's investment adviser (Lakeview Securities Corporation) by decreasing the amount due to the investment adviser. Effective June 22, 1998, the Fund has
recorded the payment as an expense.   Rental expense of $2,218 is included in
office expenses.


Note 8. Purchases and Sales of Securities

Purchases and sales of securities (other than United States Government Obligations) from unaffiliated issuers aggregated $67,655,056 and $74,018,431, respectively. Purchases and sales, including redemptions, of U.S. Treasury Bills totaled $7,405,264 and $7,405,264, respectively.

                                         51

                           INVESTORS RESEARCH FUND, INC.

                              SECURITIES IN THE FUND

                               September 30, 1998

Number of
Shares or                                                         Quoted
Principal                                                         Market
Amount                      Common Stocks                          Value

                         AUTO & AUTO PARTS ( 4.81%)
18,000                      Dana Corp.                   $      671,625
15,700                      Genuine Parts Co.                   471,981

                         BANKING (6.88%)
2,500                       Citicorp                            232,500
10,000                      First Union Corp.                   511,875
10,000                      Keycorp                             288,750
12,000                      Union Planters Corp                 603,000

                         CHEMICAL  (9.20%)
10,000                      Air Prod & Chemical                 297,500
12,000                      Du Pont                             675,000
26,600                      Hercules Inc                        799,663
15,000                      Rohm & Haas Co.                     417,187

                         COMPUTER/PERIPHERAL (14.47%)
10,000                      3COM *                              300,625
15,000                      Applied Materials *                 378,750
12,000                      Computer Associates                 444,000
15,000                      Hewlett Packard                     794,062
12,000                      Intel Corp.                       1,029,000
20,000                       KLA-Tencor *                       497,500

                         DRUGS (4.76%)
15,000                      Amgen *                           1,133,437

                         ELECTRONICS (8.80%)
18,000                      AMP Inc.                            643,500
10,000                      Raychem Corp.                       243,750
5,500                       Raytheon Co Cl A                    284,969
16,000                      TRW                                 710,000
5,600                       Thomas & Betts Corp.                213,150

                                     (continued)
See Notes to Financial Statements.
                                          3

                                         52

Number of
Shares or                                                         Quoted
Principal                                                         Market
Amount                      Common Stocks                          Value

                         ENERGY/OIL (4.23%)
11,300                      Kerr McGee Corp.             $      514,150
6,500                       Mobil Corp.                         493,594

                         ENERGY/NON-OIL (1.23%)
5,000                       Columbia Energy Group               293,125

                         ENERGY/OILFIELD SERVICES (2.64%)
20,000                      Baker Hughes Inc.                   420,000
10,000                      Tidewater Inc.                      207,500

                         FOOD (5.72%)
20,600                      ConAgra                             554,913
7,800                       General Mills                       546,000
12,500                      Universal Foods Corp.               260,938

                         FOOD WHOLESALERS/RETAILERS (3.38%)
25,000                      American Stores                     804,688

                         HOUSEHOLD PRODUCTS (2.33%)
13,700                      Kimberly-Clark                      554,850

                         INDUSTRIAL PRODUCTS (6.35%)
10,000                      Ingersoll-Rand                      379,375
20,000                      Kennametal                          538,750
20,000                      Parker-Hannifin                     593,750

                         INSURANCE  (3.56%)
10,000                      Everest Reinsurance                 372,500
10,000                      Hartford Fin Grp.                   474,375

                         METALS (1.49%)
5,000                       ALCOA                               355,000

                         PAPER-PACKAGING/CONTAINERS (2.25%)
20,000                      Crown Cork & Seal                   535,000

                         RETAIL (1.89%)
10,000                      J C Penney                          449,375


                                     (Continued)
See Notes to Financial Statements.
                                          4

                                         53

Number of
Shares or                                                         Quoted
Principal                                                         Market
Amount                      Common Stocks                          Value

                         RUBBER PRODUCTS/TIRES (2.16%)
10,000                      Goodyear                     $      515,000

                         TELECOMMUNICATIONS (9.56%)
9,100                       Frontier Corp                       249,112
30,000                      Hong Kong Tele ADR                  573,750
15,000                      SBC Communications                  665,625
15,000                      U S West Communic Grp               787,500

                         TRANSPORTATION (3.43%)
10,000                      CNF Transportation                  291,250
12,500                      CSX                                 525,781



                                  Total common stock (99.14%)
                                  (cost $26,957,568)      $  23,597,725






                             Add: Excess of cash and other assets
                             Over payables (0.86%)              205,266







                                  Net assets (100.0%)     $  23,802,991





* Non-income producing.

See Notes to Financial Statements.

                                         54

                          INVESTORS RESEARCH FUND, INC.
                               FINANCIAL HIGHLIGHTS

                                              Years Ended September 30,
Per Share Data                  1998      1997      1996      1995      1994
(for one share outstanding
throughout each year)            (2)                                     (1)
Net asset value, beginning of
year                           $4.76     $4.33     $4.10     $4.62     $5.18

Income from investment operations:
Net investment income          $0.04     $0.09     $0.26     $0.07     $0.06
Net realized and unrealized
gains (losses) on securities   (0.40)     1.11      0.33      0.25     (0.15)

Total from investment
operations                    $(0.36)    $1.20     $0.59     $0.32    $(0.09)

Less distribution to shareholders:
Dividends from net
investment income             $(0.08)   $(0.28)   $(0.07)   $(0.50)   $(0.05)
Distributions from capital
gains                          (1.00)    (0.49)    (0.29)    (0.34)    (0.42)

Total distributions           $(1.08)   $(0.77)   $(0.36)    $0.84)   $(0.47)

Net asset value,
end of year                    $3.32     $4.76     $4.33     $4.10     $4.62

Total return (3)               (9.6)%     30.4%     14.7%      7.7%    (1.8)%

Ratios and Supplemental Data
Net assets, end of year
(in millions)                   $24        $33        $30       $32      $36

Ratios to average net assets:
Expenses                       1.85%      1.77%      1.76%     1.60%    1.47%
Net investment income          0.91%      1.94%      6.67%     1.52%    1.39%

Portfolio turnover rate      260.95%    294.81%    669.79%   248.44%   34.77%

Average commission paid
per share for portfolio
transactions                $0.0538     $0.0582    $0.0339      (4)      (4)

(1) Fund changed investment advisers on January 1, 1994.
(2) Fund changed investment advisers on June 22, 1998.
(3) Sales loads are not reflected in total return.
(4) Information not available.

                                         55

                           INVESTORS RESEARCH FUND, INC.
                             STATEMENT OF OPERATIONS
                       Years Ended September 30, 1998 and 1997


                                                       1998             1997
Investment income:
Dividends                                           $  720,775     $  837,342
Interest                                               102,194        323,107
Other                                                      770         12,158

Total investment income                             $  823,739    $ 1,172,607

Expenses:
Investment advisory fee                             $  147,957     $  150,169
Legal, accounting and auditing                          78,225        108,007
Transfer agent's fee                                    48,099         46,123
12b-1: service fees                                     54,557         56,327
  distribution fees                                      1,000         20,184
Custodian's fee                                         14,903         17,389
Consulting fees                                         20,363              0
Salaries officer                                        21,600         14,363
Salaries other                                          31,415         29,905
Insurance                                               24,607         25,806
Taxes                                                   16,283         15,887
Notices to investors                                    12,004         38,078
Directors' fees                                         25,750         16,250
Registration fees                                       14,830         18,873
Miscellaneous                                            2,100          2,535
Office                                                  25,218              0
Board meetings                                           7,312              0
Edgar filing                                             5,189              0

     Total expenses                                 $  551,412     $  559,896

     Net investment income                          $  272,327     $  612,711

Realized and unrealized gain on investments:
   Net realized gain                              $  1,928,784   $  7,324,197

   Net increase (decrease) in unrealized appreciation
   of investments during the year                   (4,740,347)       473,705

       Net gain (loss) on investments            $  (2,811,563)  $  7,797,902

       Net increase (decrease) in net assets
       resulting from operations                 $  (2,539,236)  $  8,410,613

                                         56


                                   UNITED STATES

                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549





                                     FORM N-1A

                              FOR INVESTMENT COMPANIES

                                       PART C

                                 OTHER INFORMATION

















                           INVESTORS RESEARCH FUND, INC.


                                         57


PART C: Other Information

Item 23  Exhibits


(a) The charter presently in effect is the same as that originally filed except that Article IV has been amended to authorize up to 20,000,000 shares and a new Article XVI has been added to modify director's liability pursuant to Section 102(b)(7) of the Delaware General Corporation Law. The charter and the referenced amendments were previously filed as EX-99.B1.

(b) The bylaws presently in effect are the same as those originally filed except that Article III, Section 1 was amended in February, 1988 to authorize the Board of Directors to fix the location of the annual meeting and Article III, Section 2 was amended concurrently to change the date of the annual meeting to the last Tuesday in March. See also Item 25 below re an Amendment to Article IV of the bylaws. The bylaws and the referenced amendments were previously filed as EX-99.B2.

(c) Not applicable.

(d) An investment advisory contract has been made with Fox Asset Management, Inc. The contract became effective on June 22, 1998 and Fox is now acting as
the Fund's investment adviser.     A copy of the investment advisory contract
was previously filed as EX-99.B5.

(e) The underwriting contract between the Fund and Diversified Securities, Inc. was terminated effective November 30, 1998. Effective December 1, 1998,
ND Capital, Inc. became the Fund's principal underwriter.     A copy of the
underwriting contract was previously filed as EX-99.B6.

(f) Not applicable.

(g) The Fund's custodial agreement is with the UMB Bank, formerly known as United Missouri Bank, Kansas City, Missouri. A copy of that custodial agreement was filed as EX-99.B8.

(h) Effective December 12, 1998, UMB Bank became custodian of retirement plan
assets on retirement plans established  through the Fund.     A copy of the
custodial agreement was previously filed as EX-99.B8.

(i) Counsel's opinion and consent were previously filed as EX-99.B10.

(j) The consent of the independent accountant is attached hereto.  (See
Appendix).

(k) Financial Statements Included in the Registration Statement - But Omitted From the Statement of Additional Information - None

(l) Not applicable.

(m) The Fund adopted a plan pursuant to Rule 12b-1 during fiscal 1993. Copies of the effective documents were previously filed as EX-99.B15. The Plan was amended twice during fiscal 1997. The amendments to the Plan and the Dealer and Broker Servicing Agreement were previously filed as EX-99.B15.

(n)  See Part C Appendix.

(o)  Not applicable.

                                         58

Item 24  Persons Controlled By or Under Common Control With Registrant

A. Persons controlled by Investors Research Fund, Inc.:
   None
B. Persons under common control with the Fund:
   None

Item 25  Indemnification

A. The Fund was incorporated under the laws of the State of Delaware. Therefore, Section 145 of the Delaware Corporation law would be applicable with respect to indemnification of the officers, directors, employees and agents of the Fund.

B. On July 13, 1982, the Fund amended its bylaws to provide for indemnification of certain officers, directors and other parties with respect to certain types of liabilities, claims and expenses. The amendment to Article IV is set forth at page A-6 of the Appendix to Post-Effective Amendment No. 53. This bylaw will be implemented in accordance with the requirements of the Securities and Exchange Commission release Number IC-11330, September 2, 1980.

C. The Fund has purchased a policy of directors and officers liability insurance in accordance with the authorization set forth in subparagraph
   (e) of Article IV, Section 16 of the bylaws.

Item 26  Business and Other Connections of Investment Adviser

A. Prior to becoming employed by Fox, Mr. James P. O'Mealia was President of Sunnymeath Asset Management, Inc, a company which managed equity and fixed income investment partnerships.

B. Prior to becoming employed by Fox, Mr. John R. Sampson served as a consultant employed by Pharos Management Company, One Exchange Place, Jersey City, NJ. He also served as a principal in the investment management firm of Principia Partners, LLC, Harborside Financial Center, Jersey City, NJ.

C. Prior to becoming employed by Fox, Ms. Caroline R. Benjamin was employed as a Portfolio Manager and Analyst by Smith Barney Asset Management, 388 Greenwich Street, New York, NY.

Item 27  Principal Underwriters

A. The Fund's principal underwriter, ND Capital, Inc., currently serves as the principal underwriter for the ND Tax-Free Fund, Inc.; the Montana Tax-Free Fund, Inc.; the South Dakota Tax-Free Fund, Inc.; and the Integrity Fund of Funds, Inc.


B. Name and Principal       Positions and Offices        Offices with
   Business Address         with Underwriter             Registrant

   Robert E. Walstad       President and Treasurer        None
   1 North Main
   Minot, ND  58703

   Peter Quist          Vice President and Secretary      None
   1 North Main
   Minot, ND  58703

C. During 1998, the Fund's former underwriter, Diversified Securities, Inc., received $4,483 in net underwriting commissions in connection with the sale of the Fund's shares and $14,514 in brokerage commissions in connection with the Fund's portfolio transactions. ND Capital, Inc. did not receive any such payments in 1998.

                                         59

Item 28  Location of Accounts and Records

Records required by 17 C.F.R. Chap. 230.31a-1(b)

A.  Current Operating Accounts and Records of the Fund.

   (1) At Investors Research Fund Headquarters, 3757 State Street, Suite 204, Santa Barbara, CA 93105. Also, some of these records are stored at U-Haul Storage, 4101 State Street, Santa Barbara, CA 93110.

       (a)  Records required by subparagraphs (4), (5), (6), (9), (10) and
            (11)

   (2) At Bartlett, Pringle & Wolf, Certified Public Accountants, 1123 Chapala Street, Santa Barbara, CA 93101

       (a) Records required by subparagraphs (1), (2) and (8) except those maintained by UMB Bank and ND Resources, Inc. (see infra)

    (3) At UMB Bank, 928 Grand Avenue, Kansas City, MO  64141

       (a) Records required by subparagraph (1) relating to receipts and deliveries of portfolio securities and receipts and disbursements of cash.

       (b) Records required by subparagraph (2) relating to portfolio securities in transfer and in physical possession.

       (c)Records required by subparagraph (2) relating to each broker-dealer, bank or other person effecting portfolio transactions.

   (4) At ND Resources, Inc., 1 North Main, Minot, ND  58703

       (a) Records required by subparagraph (1) relating to receipts and deliveries of Fund shares.

       (b) Records required by subparagraph (2) relating to Fund shares in transfer and in physical possession.

       (c) Records required by subparagraph (2) relating to accounts for each shareholder of the Fund.

   (5) At Fox Asset Management, Inc, 44 Sycamore Avenue, Little Silver, NJ
       07739

       (a) All records required by subparagraphs (9) and (10) relating to allocations of orders for the purchase and sale of portfolio securities and the persons authorizing the purchase or sale of portfolio securities.

B.  Records of the Fund retained on a Temporary basis.

   (1) All records are retained at their current records location for two years.

C.  Records of the Fund retained on a Permanent basis.

   (1) At Investors Research Fund Headquarters, 3757 State Street, Suite 204, Santa Barbara, CA 93105 and U-Haul Storage, 4101 State Street, Santa Barbara, 93110

       (a) All records requiring permanent retention except those listed below.

   (2) At Data Retrieval Services, 7201 East 64th Court, Kansas City, MO
       64133.

       (a) All records which were maintained on a current basis by DST Systems, Inc. are stored at this location permanently.

                                         60

   (3) At Bank of America, Records Storage Center    Livermore Depot, 6933
       Preston Avenue, Livermore, CA  94550

       (a) Records required by subparagraph (12) relating to receipts and deliveries of portfolio securities.

       (b) Records required by subparagraph (2) relating to portfolio securities in transfer and in physical possession.

       (c) Records required by subparagraph (2) relating to each broker-dealer, bank or other person effecting portfolio transactions.


Item 29  Management Services

   None


Item 30  Undertakings

   Not applicable.

                                         61

                                    Undertakings

   Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic infor-mation, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

   Pursuant to 17 CFR 230.484 and with respect to the indemnification provisions described in Item 25 on page 59 of this registration statement, insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



                                     Signature

   Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 69 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Barbara and State of California on the 5th of March, 1999.


                                       INVESTORS RESEARCH FUND, INC.


                                       /s/

                                       By: ____________________________________
                                       Hugh J. Haferkamp
                                       President

                                         62


                                   UNITED STATES

                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549





                                     FORM N-1A

                              FOR INVESTMENT COMPANIES

                                       PART C

                                      APPENDIX


















                              INVESTORS RESEARCH, INC.

                                         63